AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2016

SECURITIES ACT FILE NO. 333-[            ]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

AMG FUNDS

(Exact Name of Registrant as Specified in Charter)

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

(800) 835-3879

(Registrant’s Telephone Number, Including Area Code)

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and Address of Agent for Service)

Title of Securities being Registered: shares of beneficial interest, no par value per share.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

ASTON FUNDS

120 North LaSalle Street, 25th Floor

Chicago, Illinois 60602

ASTON SMALL CAP FUND

(formerly ASTON/TAMRO Small Cap Fund)

Special Meeting of Shareholders

To Be Held on [May 17], 2016

Dear Valued Shareholder:

You are being asked to vote on two important proposals: (1) approval of a proposed reorganization transaction for your fund, ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) (the “Target Fund”), a series of Aston Funds (“Aston Funds”); and (2) approval of a new subadvisory agreement with GW&K Investment Management, LLC (“GW&K”) for your fund.

The Board of Trustees of Aston Funds has called a special meeting of shareholders to be held on [May 17], 2016 to vote on the two proposals, which are described further below.

Your vote is very important regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, please read the enclosed materials and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the enclosed proxy card using the postage-paid envelope provided or follow the instructions on the proxy card to vote by telephone or the Internet. It is important that your vote is received not later than the time of the meeting. After careful consideration, the Board of Trustees of your fund unanimously recommends that you vote “FOR” each proposal.

Proposal 1: Reorganization of ASTON Small Cap Fund into AMG GW&K Small Cap Growth Fund

The Board of Trustees of Aston Funds, a Delaware statutory trust and registered investment company whose investment advisor is Aston Asset Management, LLC (“Aston”), and the Board of Trustees of AMG Funds (“AMG Funds”), a Massachusetts business trust and registered investment company whose investment advisor is AMG Funds LLC (“AMGF”), have each approved a transaction whereby the Target Fund would be reorganized into AMG GW&K Small Cap Growth Fund (the “Acquiring Fund”), an existing series of AMG Funds, whose investment subadvisor is GW&K (the “Reorganization”). GW&K is also the current interim subadvisor of the Target Fund. If approved by shareholders, the Reorganization is expected to close on or about June 3, 2016, or as soon thereafter as practicable (the “Closing Date”).

AMGF will continue to serve as the investment manager to the Acquiring Fund, and GW&K will continue to serve as the subadvisor to the Acquiring Fund, after the Reorganization. AMGF will also continue to provide administration and shareholder services for the Acquiring Fund after the Reorganization. Oversight of the Acquiring Fund will be provided by the Board of Trustees of AMG Funds.

Proposal 2: Approval by shareholders of ASTON Small Cap Fund of a subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC

At an in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds terminated the Target Fund’s subadvisory arrangement with TAMRO Capital Partners LLC (“TAMRO”) and appointed GW&K as the subadvisor to the Target Fund on an interim basis to replace TAMRO, with GW&K’s services beginning on February 1, 2016. GW&K is currently providing subadvisory services to the Target Fund pursuant to an interim subadvisory agreement (the “Interim Subadvisory Agreement”) permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). At the in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds also approved the longer term appointment of GW&K as the subadvisor to the Target Fund and the adoption of a new subadvisory agreement between

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Aston and GW&K (the “New Subadvisory Agreement”) with respect to the Target Fund, subject to shareholder approval. If approved, the New Subadvisory Agreement would only go into effect in the event that the Reorganization is not consummated prior to June 30, 2016, when the Interim Subadvisory Agreement will automatically terminate. Information regarding the Interim Subadvisory Agreement and the New Subadvisory Agreement is contained in the enclosed proxy materials.

The Board of Trustees of Aston Funds believes that approval of each of the proposals is in the best interests of the Target Fund. Accordingly, the Board of Trustees unanimously recommends that you vote “FOR” both proposals.

If you have any questions about the proxy materials or the proposed Reorganization, please call your investment professional or [Aston Funds] at [                    ].

Very truly yours,

/s/
Jeffrey T. Cerutti
Chief Executive Officer and President of Aston Funds

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ASTON FUNDS

120 North LaSalle Street, 25th Floor

Chicago, Illinois 60602

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Dated: [            ], 2016

Q:	What am I being asked to vote on?

A: As a shareholder of the Target Fund, you are being asked to vote to approve the Reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization among Aston Funds, on behalf of the Target Fund, AMG Funds, on behalf of the Acquiring Fund, and AMGF (for purposes of Section 9.1 only). In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, the Acquiring Fund will assume all of the liabilities of the Target Fund, and you will receive a class of shares of the Acquiring Fund with a value equal to the net asset value of your corresponding class of shares of the Target Fund immediately prior to the Reorganization, based upon the Acquiring Fund’s valuation procedures, in liquidation of the Target Fund. The Reorganization is expected to qualify as a tax-free transaction. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund.

Target Fund/Share Class		Acquiring Fund/Share Class

ASTON Small Cap Fund — Class N	g	AMG GW&K Small Cap Growth Fund — Investor Class
ASTON Small Cap Fund — Class I	g	AMG GW&K Small Cap Growth Fund — Service Class

You are also being asked to vote to approve the New Subadvisory Agreement. GW&K currently serves as subadvisor to the Target Fund pursuant to an Interim Subadvisory Agreement that expires on June 30, 2016. To address the possibility that the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, Aston recommended, and the Board of Trustees of the Target Fund approved, the New Subadvisory Agreement for the Target Fund in order to ensure the continuous management of the Target Fund.

Q:	Has the Target Fund’s Board of Trustees approved the Proposals?

A: Yes. The Board of Trustees of Aston Funds determined that the Reorganization and New Subadvisory Agreement are in the best interests of the Target Fund and unanimously recommends that you vote “FOR” both proposals.

Q:	Why is the Target Fund’s Board of Trustees recommending the Proposals?

A: Based on the information provided by Aston, the Board of Trustees of the Target Fund has concluded that appointing GW&K as the subadvisor, either through participation in the Reorganization or through the New Subadvisory Agreement, is in the best interest of the Target Fund. In reaching this conclusion, the Board of Trustees considered several factors, which are discussed in the enclosed materials.

The Reorganization will allow shareholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel that currently manage the Target Fund on an interim basis. Affiliated Managers Group, Inc. is the parent company of AMGF and AMGF, in turn, is the parent company of Aston. AMGF would continue to provide the overall investment oversight responsibilities as the investment manager of the Acquiring Fund as well as administration and shareholder services for the Acquiring Fund. Because GW&K, the current subadvisor of the Acquiring Fund and the interim subadvisor of the Target Fund, is an affiliate of AMGF, AMGF indirectly benefits from the compensation received by GW&K. The AMG Funds Family of Funds is a mutual fund complex comprised of 74 different funds, each having distinct investment management objectives, strategies, risks, and policies. AMGF has advised the Board of Trustees of Aston Funds that AMGF is committed to providing shareholders with access to a complete array of investment products and a comprehensive, high-quality set of shareholder services.

Q:	Who will manage the Acquiring Fund once the Reorganization is completed?

A: Following the Reorganization, AMGF will continue to serve as the investment manager, and GW&K will continue to serve as the subadvisor, to the Acquiring Fund. GW&K currently has day-to-day portfolio management responsibility as subadvisor for the Target Fund, and it is currently anticipated that the Target Fund’s portfolio will be managed in a substantially similar manner and by the same personnel as the Acquiring Fund prior to the Reorganization, and these personnel will continue to have day-to-day portfolio management responsibility with respect to the Acquiring Fund after the Reorganization.

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Q:	How will the expenses that I bear as a shareholder of the Acquiring Fund compare to the expenses I currently bear as a shareholder of the Target Fund?

A: Based on the net asset levels and expenses of the Funds as of December 31, 2015, the total net operating expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the total net operating expense ratio of the corresponding class of shares of the Target Fund, after giving effect to expense waivers and reimbursements. AMGF has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) to 0.95% of the Acquiring Fund’s average daily net assets. This arrangement also will continue to apply to the Acquiring Fund after the Reorganization. Certain fees waived and expenses reimbursed by AMGF are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

Q:	Will I need to pay sales commissions or taxes as a result of the Reorganization?

A: The Reorganization will not trigger any sales commissions for shareholders. Also, the Reorganization is expected generally to be a tax-free transaction for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not and the Target Fund generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section of the proxy statement/prospectus entitled “U.S. Federal Income Tax Consequences.” A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization. Any such sales will cause the Target Fund to incur transaction costs and may result in a taxable distribution to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. These tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

Q:	Will Acquiring Fund shareholders or Target Fund shareholders be expected to pay the costs associated with the Reorganization?

A: No. Shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of the costs associated with the Reorganization. AMGF and GW&K have agreed to bear the expenses of the Reorganization, including proxy solicitation costs, so that shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of these costs.

Q:	How do the investment objective, principal investment strategies and principal risks of the Target Fund and the Acquiring Fund compare?

A: Each of the Target Fund and the Acquiring Fund has the same investment objective (to provide long-term capital appreciation) and similar principal investment strategies (to invest 80% of net assets in small-capitalization companies). However, there are some differences between the Funds’ principal investment strategies and principal risks. More information about the Funds’ principal investment strategies is provided below under “Synopsis - Investment Objective and Strategies.”

Q:	What happens if shareholders of the Target Fund do not approve the Proposals?

A: The Board of Trustees unanimously recommends that shareholders approve the Reorganization; however, if it is not approved by shareholders the Reorganization will not occur. To address the possibility that the Reorganization is not consummated, the Board of Trustees unanimously recommends that shareholders approve the New Subadvisory Agreement with GW&K. If the shareholders of the Target Fund do not approve either of the Proposals, the Board of Trustees of Aston Funds will determine what further action, if any, is appropriate for the Target Fund.

Q:	What happens if I do not wish to participate in the Reorganization of the Target Fund, or what if I do not wish to own shares of the Acquiring Fund?

A: Assuming the Reorganization is approved by shareholders of the Target Fund, you may redeem your shares of the Target Fund at any time before the last business day prior to the Closing Date. After the Closing Date, you may also redeem your shares of the Acquiring Fund on any day in accordance with the procedures applicable to the Acquiring Fund. Such redemptions will be taxable to you if you hold your shares in a taxable account.

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Q:	What shareholder vote is required to approve the Proposals?

A: Both the approval of the Reorganization by the Target Fund and the approval of the New Subadvisory Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Q:	When will the Reorganization occur?

A: If approved by shareholders, we expect the Reorganization to be completed on or about June 3, 2016, or as soon thereafter as practicable, provided all of the other closing conditions have been satisfied or waived.

Q:	When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on [May 17], 2016.

Q:	How do I vote my shares?

A: You can vote your shares by telephone or electronically by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your investment professional or Aston Funds at [            ].

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ASTON Small Cap Fund

(formerly ASTON/TAMRO Small Cap Fund)

A SERIES OF

ASTON FUNDS

120 North LaSalle Street, 25th Floor

Chicago, Illinois 60602

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR [MAY 17], 2016

This is the formal notice and agenda for the special meeting of shareholders of ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) (the “Target Fund”), a series of Aston Funds (“Aston Funds”). This notice tells the shareholders of the Target Fund what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the AMG GW&K Small Cap Growth Fund (the “Acquiring Fund”), a series of AMG Funds (“AMG Funds”). We refer to the Target Fund and the Acquiring Fund together as the “Funds.”

To the Shareholders of the Target Fund:

A special meeting of shareholders of the Target Fund will be held on [May 17], 2016 at [3:00 p.m.] (Central Time) at the offices of [Aston Funds], located at [120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602] (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund, and the liquidation and termination of the Target Fund.

(The transaction that is the subject of the foregoing proposal is referred to herein as the “Reorganization.”)

2. A proposal to approve for the Target Fund a subadvisory agreement between Aston Asset Management, LLC, the current investment advisor to the Target Fund, and GW&K Investment Management, LLC (“GW&K”), the current interim subadvisor to the Target Fund.

3. Any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Target Fund as of the close of business on [            ], 2016 are entitled to receive this notice and vote at the Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Meeting, please vote by telephone or electronically, or complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Trustees of Aston Funds

/s/ Mark J. Duggan
Mark J. Duggan, Secretary
[ ], 2016

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

Whether or not you plan to attend the Meeting, please vote by telephone or electronically, or complete, sign, date and return the enclosed proxy card(s) in the enclosed prepaid envelope so that you will be represented at the Meeting.

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Proxy Statement/Prospectus

[            ], 2016

ASTON FUNDS

120 North LaSalle Street, 25th Floor

Chicago, Illinois 60602

AMG FUNDS

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(800) 835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document (the “Proxy Statement/Prospectus”) is both the proxy statement for ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) (the “Target Fund”) and a prospectus for AMG GW&K Small Cap Growth Fund (the “Acquiring Fund”). We refer to the Target Fund and the Acquiring Fund together as the “Funds,” and each as a “Fund.” It contains the information that shareholders of the Target Fund should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). Please retain this Proxy Statement/Prospectus for future reference. The Target Fund is a series of Aston Funds (“Aston Funds”), an open-end management investment company, and the Acquiring Fund is a series of AMG Funds (“AMG Funds”), an open-end management investment company. The closing of the Reorganization is subject to a number of conditions, including the condition that shareholders of the Target Fund approve the Reorganization. If the Reorganization is approved, we expect the Reorganization will be completed on or about [            ], 2016, or as soon thereafter as practicable (the “Closing Date”), provided all of the other closing conditions have been satisfied or waived. Additional information regarding the Reorganization is contained in this Proxy Statement/Prospectus.

At an in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds voted to terminate the subadvisory agreement with TAMRO Capital Partners LLC (“TAMRO”) with respect to the Target Fund, and approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadvisor to the Fund on an interim basis to replace TAMRO, with GW&K’s services beginning on February 1, 2016. GW&K was appointed interim subadvisor pursuant to an interim subadvisory agreement (the “Interim Subadvisory Agreement”) permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). At the in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds also approved the longer term appointment of GW&K as the subadvisor to the Target Fund and the adoption of a new subadvisory agreement between Aston Asset Management, LLC (“Aston”), investment advisor to the Target Fund, and GW&K (the “New Subadvisory Agreement”) with respect to the Target Fund, subject to shareholder approval. If approved by shareholders, the New Subadvisory Agreement would only go into effect in the event that the Reorganization has not been consummated prior to June 30, 2016, when the Interim Subadvisory Agreement will automatically terminate. The Proxy Statement/Prospectus contains the information that shareholders of the Target Fund should know before voting on the approval of the New Subadvisory Agreement.

If the shareholders of the Target Fund do not approve either of the proposals, the Board of Trustees of Aston Funds will determine what further action, if any, is appropriate for the Target Fund. The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about [            ], 2016.

HOW WILL THE REORGANIZATION WORK?

The Reorganization of the Target Fund will involve three steps:

(1)	the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the delivery to the Target Fund of shares of the Acquiring Fund with a value equal to the value of the assets transferred by the Target Fund, net of liabilities (all as determined immediately prior to the transaction using the Acquiring Fund’s valuation policies);

(2)	the pro rata distribution of Investor Class and Service Class shares of the Acquiring Fund to the Class N and Class I shareholders of record, respectively, of the Target Fund, as of the effective date of the Reorganization in full redemption of all such shares of the Target Fund; and

(3)	the liquidation and termination of the Target Fund.

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As a result of the Reorganization, shareholders of each share class of the Target Fund will receive shares of the corresponding share class of the Acquiring Fund as set forth in the table below. The total net asset value of the Acquiring Fund shares that a shareholder will receive in the Reorganization will be the same as the total net asset value of the shares of the Target Fund that such shareholder held immediately before the Reorganization, based upon the Acquiring Fund’s valuation procedures. A form of the Plan of Reorganization is attached to this document as Appendix A.

Target Fund		Acquiring Fund
ASTON Small Cap Fund		AMG GW&K Small Cap Growth Fund
Class N	g	Investor Class
Class I	g	Service Class

Affiliated Managers Group, Inc. (“AMG”) is the parent company of AMG Funds LLC (“AMGF”) and AMGF, in turn, is the parent company of Aston. AMGF would continue to provide the overall investment oversight responsibilities as the investment manager of the Acquiring Fund as well as administration and shareholder services for the Acquiring Fund. Because GW&K, the current subadvisor of the Acquiring Fund and the interim subadvisor of the Target Fund, is an affiliate of AMGF, AMGF indirectly benefits from the compensation received by GW&K. The AMG Funds Family of Funds is a mutual fund complex comprised of 74 different funds, each having distinct investment management objectives, strategies, risks, and policies. If the Reorganization is approved and consummated, shareholders of the Target Fund will own shares of the Acquiring Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AVAILABLE?

Yes, additional information about the Acquiring Fund is available in the:

•	Statutory Prospectus for the Acquiring Fund;

•	Annual and Semi-Annual Reports to shareholders of the Acquiring Fund; and

•	Statement of Additional Information, or “SAI,” for the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The following documents are incorporated by reference and legally considered to be part of this document:

•	Statutory Prospectus for the Target Fund, dated February 28, 2015, as supplemented on March 16, 2015 and January 12, 2016;

•	SAI for the Target Fund, dated February 28, 2015, as supplemented November 4, 2015 and January 12, 2016;

•	The report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Target Fund for the year ended October 31, 2015; and

•	SAI, dated [ ], related to this Proxy Statement/Prospectus

This Proxy Statement/Prospectus should be retained for future reference.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

AMG Funds

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

1-800-835-3879

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Aston Funds

P.O. Box 9765

Providence, Rhode Island 02940

Shareholder Services & Fund Literature: 1-800-992-8151

Investment Advisor Services: 1-800-597-9704

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission

100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.amgfunds.com

www.astonfunds.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the Acquiring Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	You may lose money by investing in the Acquiring Fund.

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I. PROPOSAL 1: THE REORGANIZATION		13
1.	SYNOPSIS	13
	The Reorganization	13
	U.S. Federal Income Tax Consequences	13
	Investment Objective and Strategies	13
	Comparison of Fees and Expenses	15
	Portfolio Turnover	17
	Performance	18
	Purchase Procedures	18
	Redemption Procedures	19
	Dividends and Distributions	20
	Frequent Trading Policy	20
	Exchange Rights	20
	Investing Through an Intermediary	21
	Certain Federal Income Tax Information	21
	Additional Information Applicable to the Target Fund	23
2.	PRINCIPAL RISK FACTORS	23
3.	THE REORGANIZATION	23
	Description of the Reorganization	23
	Terms of the Reorganization	24
	Board Consideration of the Reorganization	25
	Payments to Broker-Dealers and Other Financial Intermediaries	26
	U.S. Federal Income Tax Consequences	26
	Fees and Expenses of the Reorganization	28
4.	SUMMARY OF DIFFERENCES BETWEEN THE TARGET FUND AND THE ACQUIRING FUND	28
	Comparison of Business Structure	28
	Comparative Information on Fundamental Investment Restrictions	31
	Existing and Pro Forma Capitalizations	33
	Comparison of Investment Advisers and Investment Advisory Fees	33
	Independent Registered Public Accounting Firm	37
	Other Principal Service Providers	37
	Required Vote	38
II. PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN ASTON ASSET MANAGEMENT, LLC AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO THE ASTON SMALL CAP FUND		38
1.	INTRODUCTION	38
2.	INFORMATION ABOUT GW&K	39
3.	BOARD OF TRUSTEES APPROVALS	39
4.	THE INTERIM SUB-ADVISORY AGREEMENT	39
5.	TERMS OF THE NEW SUB-ADVISORY AGREEMENT	41
6.	BOARD OF TRUSTEES RECOMMENDATION	43
7.	REQUIRED VOTE	45
III. OTHER BUSINESS		45
1.	INFORMATION REGARDING SIMILAR FUNDS	45
IV. INFORMATION ON VOTING		45
1.	VOTING INFORMATION	45

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I. PROPOSAL 1: THE REORGANIZATION

1.	SYNOPSIS

THE REORGANIZATION

The Board of Trustees of Aston Funds and the Board of Trustees of AMG Funds have approved the Reorganization and, in connection with the Reorganization, Aston Funds agreed to solicit the approval of the Target Fund’s shareholders for the Reorganization of the Target Fund (a series of Aston Funds) into the Acquiring Fund (a series of AMG Funds).

Aston Funds has called a special meeting of the shareholders of the Target Fund to allow the shareholders of the Target Fund to vote on the proposed Reorganization.

Aston currently serves as the investment adviser of the Target Fund, and GW&K currently serves as subadvisor to the Target Fund under the Interim Subadvisory Agreement. Following the Reorganization, the Acquiring Fund will continue to be managed by AMGF, a subsidiary of AMG, and subadvised by GW&K. GW&K, as subadvisor to the Acquiring Fund, has day-to-day portfolio management responsibility for the Acquiring Fund. Those personnel currently have day-to-day portfolio management responsibility for the Target Fund as well.

Following the Reorganization, overall responsibility for investment management, administration, and shareholder servicing, which is currently performed by Aston for the Target Fund and by AMGF for the Acquiring Fund, will be the responsibility of AMGF for the Acquiring Fund.

U.S. FEDERAL INCOME TAX CONSEQUENCES

In general, the Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “U.S. Federal Income Tax Consequences.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. Moreover, the Acquiring Fund’s tax basis in the assets transferred to it from the Target Fund is expected to be the same as the Target Fund’s tax basis in such assets, and the Acquiring Fund’s holding period for the assets it receives from the Target Fund is expected to include the Target Fund’s holding period in such assets. In addition, the Target Fund shareholders’ aggregate tax basis in their Target Fund shares is expected to carry over to their Acquiring Fund Shares, and the Target Fund shareholders’ holding period in their Acquiring Fund Shares is expected to include the shareholders’ holding period in their Target Fund shares.

A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Target Fund in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “U.S. Federal Income Tax Consequences.”

INVESTMENT OBJECTIVE AND STRATEGIES

Because the Funds do not have the same investment advisor, the Funds use different terminology and descriptions to describe their investment strategies. However, the Target Fund and the Acquiring Fund have the same investment

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objective, and the principal investment strategies of the Target Fund and the Acquiring Fund are similar. The description below compares the investment objectives and principal investment strategies of the Target Fund and Acquiring Fund.

The investment objective of both the Target Fund and the Acquiring Fund is to provide long-term capital appreciation. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval although there is no present intention to do so.

The Funds have similar principal investment strategies. Each Fund invests primarily in common stocks that have small market capitalizations. Under normal circumstances, each Fund invests at least 80% of its net assets in a blended portfolio of growth and value stocks of small-cap companies (for the Target Fund) or equity securities of small-cap companies (for the Acquiring Fund). The 80% investment policy for each Fund can be changed without shareholder approval; however, shareholders will be given at least 60 days’ notice prior to any such change. The Target Fund defines small capitalization companies as those having a market capitalization, at the time of purchase, within the market capitalization range of companies constituting the Russell 2000® Index. The Acquiring Fund defines small capitalization companies as those with a market capitalization of less than $5.0 billion at the time of purchase or otherwise within the range of capitalizations of companies constituting in the Russell 2000® Growth Index. As of May 29, 2015, the date of the latest reconstitution of the indices (implemented June 26, 2015), the market capitalization range of the each index was $177 million to $4.3 billion.

For the Target Fund, GW&K seeks opportunities across the growth/value spectrum, resulting in what is generally considered a “core” portfolio. It focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and experienced management team, and financial flexibility in allocating capital. The Target Fund may also invest in real estate investment trusts (“REITs”), foreign securities (directly and through depositary receipts), convertible preferred stock, convertible bonds, securities outside the small-cap range and cash-equivalent securities.

For the Target Fund, through the use of both qualitative and quantitative evaluation, GW&K seeks securities that it believes meet the specific criteria of one of three investment categories:

•	Leaders (historically leading market share and above average profitability)

•	Laggards (failed to create value in recent years, but have the potential for significant gains in profitability as new or reinvigorated management seeks to restructure operations)

•	Innovators (commitment to the introduction of new or innovative products or services)

To manage risk, GW&K limits position sizes, diversifies across market sectors and adheres to a structured sell discipline.

The Acquiring Fund’s portfolio typically invests in approximately 55-85 companies. The Acquiring Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. The Acquiring Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Acquiring Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time. The Acquiring Fund invests in an unrestricted opportunity set, pursuing quality companies with growth oriented characteristics. GW&K intends to assemble a portfolio of securities for the Acquiring Fund diversified as to companies and industries and may consider increasing or reducing the Acquiring Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification. GW&K utilizes fundamental research and bottom-up stock selection and quantitative screening to seek to identify small-capitalization companies for the Acquiring Fund with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Acquiring Fund seeks to hold securities for the long term. The Acquiring Fund aims to participate in rising markets and defend in down markets.

GW&K focuses on quality small-capitalization companies with sound management and long-term sustainable growth for the Acquiring Fund. In selecting companies for the Acquiring Fund, GW&K looks for firms with the following key attributes:

•	Experienced, tenured, high quality management;

•	Business models that deliver consistent long-term growth;

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•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.

Various factors may lead GW&K to consider selling a particular security for the Acquiring Fund, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if GW&K believes the security has become overvalued.

The Acquiring Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Subadvisor believes a temporary defensive position is necessary in response to adverse market, economic, political or other conditions, the Acquiring Fund may invest any amount of its net assets in money market securities, cash or cash equivalents. Taking a defensive position might prevent the Acquiring Fund from achieving its investment objective.

Except as otherwise indicated, all of the foregoing investment strategies with respect to the Funds may be changed without shareholder approval.

For additional information about the Acquiring Fund’s non-principal investment strategies, please see the SAI relating to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

As is the case with an investment in the Target Fund, shareholders of the Acquiring Fund will incur indirectly various expenses borne by the Fund because the Fund pays fees and expenses that reduce the return on your investment. The following table describes the estimated expected impact of the Reorganization on the fees and expenses of the Target Fund. The Reorganization itself will not cause a shareholder to directly pay any additional fees.

The investment management fee rate of 0.75% paid by the Acquiring Fund is less than the 0.90% investment management fee rate currently paid by the Target Fund. In addition, the Target Fund currently pays Aston a monthly base administration fee of $1,000 plus its ratable share of a family-wide fee equal to 0.0437% on the first $7.4 billion of average daily net assets under management of Aston Funds and 0.0412% on average daily net assets under management of Aston Funds over $7.4 billion. The Acquiring Fund pays AMGF an administration fee at an annual rate of 0.25% of the Acquiring Fund’s average daily net assets. The fee structure of the Acquiring Fund will remain in place following the Reorganization.

To the extent that the net asset level of each class of shares of the Acquiring Fund is equal to or greater than the average net asset level of the corresponding class of shares of the Target Fund, the total net operating expense ratio of each class of shares of the Acquiring Fund as of the Closing Date is expected to be lower than the total net operating expense ratio of the corresponding class of shares of the Target Fund on that date, after giving effect to expense waivers and reimbursements. There can be no assurance that the Reorganization will result in long-term expense savings. Certain fees waived and expenses reimbursed by AMGF are subject to recoupment in limited circumstances as noted below.

The tables below compare the estimated fees and expenses of shares of the Target Fund and shares of the Acquiring Fund for the twelve month period ended December 31, 2015 and show the estimated fees and expenses of the Acquiring Fund, on a pro forma basis, as if the Reorganization had occurred at the beginning of the period. The estimates are based on contracts and agreements in effect at that time. The actual fees and expenses of each class of each Fund and the Acquiring Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those during the period ended December 31, 2015. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by shareholders of the applicable Fund and the Acquiring Fund. For additional information concerning the net assets of each Fund, please see “SUMMARY OF DIFFERENCES BETWEEN THE TARGET FUND AND THE ACQUIRING FUND — Existing and Pro Forma Capitalizations” below.

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Target Fund, Acquiring Fund and Pro Forma – Acquiring Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements		Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Target ASTON Small Cap Fund – Class N	0.90%	0.25%	0.27	%(1)	1.42%	—		1.42%
Acquiring GW&K Small Cap Growth Fund – Investor Class	0.75%	0.25%	12.23	%(2)	13.23%	(11.88	%)(3)	1.35%
Pro Forma – combined Acquiring GW&K Small Cap Growth Fund – Investor Class	0.75%	0.25%	0.48	%(2)	1.48%	(0.13	%)(3)	1.35%

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements		Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Target ASTON Small Cap Fund – Class I	0.90%	None	0.27	%(1)	1.17%	—		1.17%
Acquiring GW&K Small Cap Growth Fund – Service Class	0.75%	None	12.48	%(2)	13.23%	(12.13	%)(3)	1.10%
Pro Forma – combined Acquiring GW&K Small Cap Growth Fund – Service Class	0.75%	None	0.48	%(2)	1.23%	(0.13	%)(3)	1.10%

(1)	“Other Expenses” of the Target Fund are estimated for the current fiscal year and do not correlate with the financial highlights from the prior fiscal year in light of redemptions since the fiscal year ended October 31, 2015.
(2)	Because the Acquiring Fund has a limited operating history, “Other Expenses” are based on actual expenses for the period from June 30, 2015 to December 31, 2015, annualized.
(3)	AMGF has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds’ Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

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Example

This Example will help you compare the cost of investing in the Target Fund, the Acquiring Fund and the pro forma combined Acquiring Fund, giving effect to the Reorganization, to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and each Fund’s operating expenses remain the same (the expense cap arrangement described above is included in only the first year for the Acquiring Fund). The Example includes the Fund’s contractual expense limitation through May 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target ASTON Small Cap Fund – N Class	$145	$449	$776	$1,702
Acquiring AMG GW&K Small Cap Growth Fund – Investor Class	$137	$1,547	$3,972	$8,488
Pro Forma – Acquiring AMG GW&K Small Cap Growth Fund – Investor Class	$137	$441	$781	$1,745

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target ASTON Small Cap Fund – I Class	$119	$372	$644	$1,420
Acquiring AMG GW&K Small Cap Growth Fund – Service Class	$112	$1,500	$3,937	$8,476
Pro Forma – Acquiring AMG GW&K Small Cap Growth Fund – Service Class	$112	$363	$649	$1,464

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in Investor Class and Service Class shares of the Acquiring Fund will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

AMGF has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, AMGF may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds’ Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

PORTFOLIO TURNOVER

The Acquiring Fund may sell any security when it believes the sale is consistent with the Acquiring Fund’s investment strategies and in the Acquiring Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that a fund sold and replaced the entire value of its securities holdings during the previous one-year period. The Target Fund and Acquiring Fund each pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year (ended October 31, 2015 for the Target Fund and ended December 31, 2015 for the Acquiring Fund), the Target Fund’s and Acquiring Fund’s portfolio turnover rate was 64.94% and 41%, respectively, of the average value of its portfolio.

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PERFORMANCE

Because the Acquiring Fund has not yet completed a full calendar year of operations as of the date of this Proxy Statement/Prospectus, the performance bar chart and table are not shown. Although past performance of the Acquiring Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Acquiring Fund. To obtain updated performance information for the Acquiring Fund please visit www.amgfunds.com or call 1-800-835-3879. Of course, past performance does not predict future results.

PURCHASE PROCEDURES

Shares of the Acquiring Fund may be purchased directly from the Acquiring Fund, as well as through retirement or savings plans or financial intermediaries. Similarly, shares of the Target Fund may be purchased directly from the Target Fund, as well as through retirement or savings plans or other financial intermediaries.

Acquiring Fund Pricing

The Investor Class and Service Class shares of the Acquiring Fund are subject to different types and levels of expenses and minimum initial investment amounts, as described below.

The Investor Class shares of the Acquiring Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares also bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the two classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares. In all other material respects, the Investor Class shares and Service Class shares are the same, each share representing a proportionate interest in the Acquiring Fund. Each class of shares of the Acquiring Fund is subject to a minimum initial investment amount, as described below.

Your purchase or redemption of Acquiring Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Acquiring Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Acquiring Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Acquiring Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Acquiring Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Acquiring Fund were received by the processing organization in proper form before 4:00 p.m.

Current net asset values per share for the Acquiring Fund are available on the Acquiring Fund’s website at www.amgfunds.com.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Acquiring Fund is not open for business, thus affecting the value of the Acquiring Fund’s assets on days when the Acquiring Fund shareholders may not be able to buy or sell Acquiring Fund shares.

Investor Class shares of the Acquiring Fund have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Acquiring Fund’s shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. Shareholders of Investor Class shares also pay distribution (12b-1) fees of 0.25%.

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Acquiring Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Service Class shares do not pay distribution (12b-1) fees.

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Acquiring Fund Fair Value Policy

The Acquiring Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of AMG Funds. Under certain circumstances, an Acquiring Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the AMG Funds Board of Trustees. The Acquiring Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if AMGF believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. The Board of Trustees of AMG Funds has adopted a policy that securities held in the Acquiring Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

The Acquiring Fund may invest in securities that may be thinly traded. The Board of Trustees of AMG Funds has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

Target Fund

The Target Fund offers two classes of shares, Class I and Class N and the Acquiring Fund has established three classes of shares: Institutional Class, Service Class and Investor Class. Institutional Class shares of the Acquiring Fund are not being offered in this Prospectus/Proxy Statement as part of the Reorganization.

[The minimum initial investment for Class N shares of the Target Fund is $2,500 for regular accounts and $500 for Individual Retirement Accounts (“IRAs”), Education Savings Accounts (“ESAs”) and Uniform Gift to Minors Accounts/Uniform Transfer to Minors Accounts (“UGMA/UTMA”). The minimum subsequent investment is $50 for all accounts. The minimum initial investment for Class I shares of the Target Fund is $1,000,000 for all accounts and the minimum for subsequent investments is $50 for all accounts. The minimum initial investment for Investor Class shares of the Acquiring Fund is $2,000 for regular accounts and $1,000 for IRAs and the minimum subsequent investment is $100 for all accounts. The minimum initial investment for Service Class shares of the Acquiring Fund is $100,000 for regular accounts and $25,000 for IRAs and the minimum subsequent investment is $100 for all accounts.]

Shareholders of the Target Fund will not need to satisfy the minimum initial investment amounts of the Acquiring Fund in order to receive the corresponding class of shares of the Acquiring Fund upon consummation of the Reorganization, but will need to satisfy the minimum initial investment amounts in order to purchase Institutional Class shares of the Acquiring Fund or shares of other funds in the AMG Funds Family of Funds after the Reorganization.

The Target Fund may reject any purchase order at its discretion. The Target Fund may also reject any purchase, including an exchange purchase, which could adversely affect the Target Fund or its operations or if there appears to be evidence of short-term or excessive trading. The Acquiring Fund may also reject any buy order at its discretion, including the failure to submit a properly completed application and the Acquiring Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. See “Synopsis – Exchange Rights” below.

REDEMPTION PROCEDURES

Shareholders may redeem shares of the Target Fund and the Acquiring Fund any day that the New York Stock Exchange (the “NYSE”) is open for business. Both the Target Fund and Acquiring Fund allow redemptions of shares from the respective Funds by mail, telephone (only for non-retirement accounts of the Target Fund), wire transfer, and over the Internet (only for non-retirement accounts of the Target Fund) at www.astonfunds.com for the Target Fund and www.amgfunds.com for the Acquiring Fund.

Both the Target Fund and the Acquiring Fund may redeem shares in an account if balances fall below a certain amount. The Target Fund may redeem a shareholder’s account, or convert the shareholder’s position in Class I shares to Class N shares of the Fund, if the balance falls below the required investment minimum due to transaction activity or for any other reason. A shareholder’s account will not be closed until after the Target Fund gives at least 30 days’ notice and opportunity to purchase enough shares to raise the value of the shareholder’s Fund position above the minimum initial investment level. The Acquiring Fund may redeem a shareholder’s account if its value (i) falls below $500 for Investor Class

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or Service Class shares or $25,000 for Institutional Class shares due to redemptions the shareholder makes, or (ii) is below $100. A shareholder’s account will not be closed until after the Acquiring Fund gives at least 60 days’ notice and the opportunity to reestablish the minimum account balance.

Both the Acquiring Fund and Target Fund reserve the right to make a redemption-in-kind, a payment in portfolio securities instead of in cash. If a Fund makes a redemption-in-kind, the securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees.

The Target Fund (Class N shares only) and the Acquiring Fund offer automatic redemption/withdrawal plans, and both the Target Fund and the Acquiring Fund may require a signature guarantee for redemptions. Under its automatic redemption/withdrawal plan, the Target Fund requires that the account have a net asset value of $50,000 or more and that redemptions be $50 or more. Under its automatic redemption/withdrawal plan, the Acquiring Fund requires that redemptions be $100 or more and does not require a minimum share balance for automatic redemptions. Neither the Target Fund nor the Acquiring Fund impose a redemption fee.

DIVIDENDS AND DISTRIBUTIONS

The Acquiring Fund normally declares and pays any income dividends and net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Acquiring Fund will do this automatically unless you request otherwise. You may also change your election at any time by giving the Acquiring Fund written notice at least 10 days before the scheduled payment date.

FREQUENT TRADING POLICY

The Board of Trustees of AMG Funds has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Acquiring Fund. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Acquiring Fund’s portfolio, increase the Acquiring Fund’s expenses, and have a negative impact on the Acquiring Fund’s performance. There may be additional risks due to frequent trading activities. As described previously, the Acquiring Fund has adopted procedures to minimize these risks.

To help prevent frequent trading, AMGF monitors the trading activities of the Acquiring Fund accounts on a daily basis, including large accounts maintained directly with the Acquiring Fund’s transfer agent. If AMGF determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, AMGF reviews the account’s activities and may warn the account owner and/or restrict the account. AMGF also notifies the Acquiring Fund’s transfer agent of any restriction and periodically informs the AMG Funds Board of Trustees about the implementation of these frequent trading policies and procedures.

The Acquiring Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if AMGF believes that a shareholder is engaging in market timing activities that may harm the Acquiring Fund and its shareholders. Transactions accepted by a Financial Intermediary that violate the Acquiring Fund’s frequent trading policies are not considered to be acceptable by the Acquiring Fund, and the Acquiring Fund may reject them on the next business day after the Financial Intermediary has received them.

Although the Acquiring Fund uses reasonable efforts to prevent market timing activities in the Acquiring Fund, its efforts may not always succeed. For example, although the Acquiring Fund strives to apply these policies and procedures uniformly to all accounts, the Acquiring Fund receives certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Acquiring Fund. Although the Acquiring Fund has attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Acquiring Fund’s ability to detect frequent trading activities by investors who hold shares through Financial Intermediaries will still be limited by the ability of the Acquiring Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

EXCHANGE RIGHTS

Both the Target Fund and the Acquiring Fund offer shareholders exchange rights. The Target Fund allows shareholder to exchange shares of the Target Fund for the same class of shares of other funds in Aston Funds. All exchanges to open new accounts must meet the minimum initial investment requirements. The Acquiring Fund allows shareholders to exchange shares of the Acquiring Fund for the same class of shares in AMG Funds or for shares of other funds managed by AMGF, subject to the applicable investment minimum. Not all funds managed by AMGF offer all classes of shares or are open to new investors. Following the Reorganization, former Target Fund shareholders will not be able to exchange their Acquiring Fund shares for shares of other Aston Funds.

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In addition to exchanging shares described above, shareholders in both the Target Fund and the Acquiring Fund also may exchange their shares through the applicable investment manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

There is no fee associated with AMGF’s or Aston’s exchange privilege, except as described below; however, an exchange may result in tax consequences. In addition, AMGF and Aston have implemented the following restrictions regarding exchanges:

•	Generally, the value of the Acquiring Fund shares or Target Fund shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. However, there is no minimum purchase requirement to exchange Acquiring Fund shares into the JPMorgan Fund if you exchange through AMGF.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

INVESTING THROUGH AN INTERMEDIARY

Foreside Funds Distributors LLC (“Foreside Funds”) serves as distributor of the Target Fund. Aston may make direct or indirect payments to third parties in connection with the sale of the Target Fund shares or the servicing of shareholder accounts. AMG Distributors, Inc. (“AMGDI”), a wholly-owned subsidiary of AMGF, serves as distributor of the Acquiring Fund. AMGF, GW&K and/or AMGDI may make direct or indirect payments to third parties in connection with the sale of the Acquiring Fund shares or the servicing of shareholder accounts.

The Target Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act, (such plan the “Target Fund 12b-1 Plan”) for Class N shares pursuant to which the Target Fund pays a fee at an annual rate of not more than 0.25% of the Fund’s Class N shares’ average daily net assets for certain expenses associated with the distribution of the Fund shares and administrative services provided for Fund shareholders. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges. The Target Fund 12b-1 Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by Foreside Funds; the payments Foreside Funds receives during any year may not exceed its actual expenses.

The Acquiring Fund has adopted a distribution and service plan with respect to Investor Class shares of the Fund (such plan the “Acquiring Fund 12b-1 Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Acquiring Fund 12b-1 Plan, the Investor Class shares of the Acquiring Fund may compensate AMGDI for its expenditures in financing any activity primarily intended to result in the sale of such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Acquiring Fund 12b-1 Plan authorizes payments to AMGDI of 0.25% annually of the average daily net assets attributable to Investor Class shares of the Fund.

The Acquiring Fund 12b-1 Plan further provides for periodic payments by AMG Funds or AMGDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of the Acquiring Fund under the Acquiring Fund 12b-1 Plan for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Acquiring Fund under the Internal Revenue Code of 1986 (the “Code”), as amended and as in effect as of the date of this proxy statement/prospectus. A more detailed tax discussion is provided in the Acquiring Fund’s SAI. The Acquiring Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Acquiring Fund based on your particular circumstances.

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The Acquiring Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Acquiring Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Acquiring Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•	Distributions from the sale of investments that the Acquiring Fund owns or is considered to have owned for more than one year and that are properly reported by the Acquiring Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals and other non-corporate shareholders at reduced rates.

•	Distributions from the sale of investments that the Acquiring Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•	Properly reported distributions of “qualified dividend income” are taxable to individuals and other non-corporate shareholders at the rate that applies to net capital gains, provided that both you and the Acquiring Fund meet certain holding period and other requirements.

•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Acquiring Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of the Acquiring Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Acquiring Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Acquiring Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Acquiring Fund through such a plan, you will not be subject to tax on distributions from the Acquiring Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax advisor to determine the suitability of the Acquiring Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Acquiring Fund) from such a plan.

Any gain or loss that results from the sale, exchange (including an exchange of the Acquiring Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Acquiring Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Acquiring Fund that you have failed to properly report certain interest and dividend income.

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ADDITIONAL INFORMATION APPLICABLE TO THE TARGET FUND

Additional information regarding shareholder policies and procedures for the Target Fund may be found in its prospectus, dated February 28, 2015, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

2.	PRINCIPAL RISK FACTORS

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have the same investment objectives and similar principal investment strategies and policies. An investment in the Acquiring Fund is subject to the principal risks described below. The Target Fund is also subject to the risks described below and, in addition, is subject to Convertible Securities Risk (the risk of investing in convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest), Foreign Securities Risk (the risk of investing in securities of foreign issuers), and REIT Risk (the risk of investing in REITs, which are real estate investment trusts). The Acquiring Fund is not subject to these risks as principal risks, but may be subject to such risks to the extent it invests in such instruments. In addition, the Target Fund counts Style Risk as a principal risk (because the Fund’s investment strategy includes both value and growth factors, during periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style), while an investment in the Acquiring Fund is subject to Growth Stock Risk.

Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that a subadvisor’s investment techniques and risk analysis will produce the desired result.

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

For additional information about the Acquiring Fund’s non-principal risks, please see the SAI relating to this Proxy Statement/Prospectus.

3.	THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

At an in-person meeting held on January 11, 2016, Aston Funds’ Board of Trustees voted to approve the Reorganization with respect to the Target Fund, subject to approval by the shareholders of the Target Fund. In the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, which will assume all of the liabilities of the Target Fund. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares of beneficial interest to the Target Fund, which shares will be distributed to shareholders in liquidation of the Target Fund. Any Class N or Class I shares you own of the Target Fund at the time of the Reorganization will be cancelled and you will receive Investor Class or Service Class shares, respectively, of the Acquiring Fund having an aggregate value equal to the aggregate value of your shares of the Target Fund, based upon the Acquiring Fund’s valuation procedures. The Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about June 3, 2016, provided all of the other closing conditions have been satisfied or waived.

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The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Acquiring Fund will continue to use its performance history after the closing of the Reorganization.

Following the Reorganization, AMGF will continue to serve as the investment manager to the Acquiring Fund, and GW&K will continue to provide day-to-day portfolio management services as the subadvisor to the Acquiring Fund. Oversight of the Acquiring Fund will be provided by the Board of Trustees of AMG Funds and, as the investment manager of the Acquiring Fund, AMGF will continue to provide investment oversight for the Acquiring Fund. AMGF will also continue to provide administration and shareholder services for the Acquiring Fund. The Board of Trustees of AMG Funds approved the Reorganization at an in-person meeting held on January 11, 2016.

Headquartered in Greenwich, Connecticut, AMGF was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. AMGF serves as the investment manager to the funds in the AMG Funds Family of Funds and is a subsidiary of AMG. As of December 31, 2015, AMGF had $28.48 billion in mutual fund assets under management.

In approving the Reorganization of the Target Fund into the Acquiring Fund, the Board of Trustees of Aston Funds considered a number of factors, which are discussed under “Board Consideration of the Reorganization” below.

TERMS OF THE REORGANIZATION

At the effective time of the Reorganization, the Acquiring Fund will acquire all of the assets of the Target Fund and, in exchange, will (i) issue shares of the Acquiring Fund to the Target Fund and (ii) and assume the liabilities of the Target Fund,.

The terms and conditions under which the Reorganization will be implemented are set forth in the Plan of Reorganization. The material provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) the Acquiring Fund’s acquisition of all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund by the Closing Date (the “Liabilities”), and (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund as soon as reasonably practicable after the closing.

Each shareholder of the Target Fund will receive a number of full and fractional Acquiring Fund Shares of the designated class of shares equal in value to the full and fractional shares of the applicable class of shares of the Target Fund held by such shareholder as of the Closing Date, based upon the Acquiring Fund’s valuation procedures. The Target Fund will be liquidated and terminated soon thereafter.

Accordingly, immediately after the Reorganization, each former shareholder of the Target Fund will own Acquiring Fund Shares that will be equal in net asset value to the shares of the Target Fund held by that shareholder immediately prior to the Reorganization, based upon the Acquiring Fund’s valuation procedures. The Plan of Reorganization provides the time for and method of determining the net value of the Target Fund’s assets (and therefore shares) and the net asset value of a share of the Acquiring Fund. The valuation will be done immediately after the close of regular trading on the NYSE, as described in the Plan of Reorganization, on the business day immediately preceding the Closing Date. Any special shareholder options (for example, automatic investment plans on current Target Fund shareholder accounts) will automatically transfer to shareholder accounts for the Acquiring Fund.

The Plan of Reorganization provides that AMGF and/or GW&K will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of the Reorganization is expected to occur on or about June 3, 2016 provided all of the other closing conditions have been satisfied or waived. The implementation of the Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including the approval of the Reorganization by shareholders of the Target Fund.

Another important condition to closing is that each of the Target Fund and Acquiring Fund receive a tax opinion to the effect that the Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. As such, the Reorganization is not expected to be taxable for such purposes to the Target Fund, the Acquiring Fund or the Target Fund’s shareholders. It should be noted, however, that the Target Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

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The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date by mutual agreement of the parties.

The closing of the Reorganization is subject to a number of conditions, including the condition that shareholders of the Target Fund approve the Reorganization. In the event that the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, the Board of Trustees of Aston Funds has determined that the New Subadvisory Agreement with GW&K is in the best interests of the Target Fund in order to ensure a continuous investment management program for the Target Fund. If the shareholders of the Target Fund do not approve either of the Proposals, the Board of Trustees of Aston Funds will determine what further action, if any, is appropriate for the Target Fund.

BOARD CONSIDERATION OF THE REORGANIZATION

The Board of Trustees (the “Trustees”) of Aston Funds considered the proposed Reorganization at an in-person meeting held on January 11, 2016. The Trustees considered the following matters, among others, in unanimously approving the proposal:

The Trustees reviewed the terms of the Plan of Reorganization, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. The Trustees considered that, if the Reorganization is approved, the Acquiring Fund’s net expense ratios (as estimated by AMGF) are expected to be lower than the expense ratios currently incurred by the Target Fund, after giving effect to expense waivers and reimbursements. The Trustees considered that if the Reorganization is consummated, Aston would no longer serve as investment adviser and the current portfolio managers of the Acquiring Fund and the Target Fund will continue to provide portfolio management services to the Acquiring Fund following the Reorganization. The Trustees noted that, after the Reorganization, AMGF, as adviser, and GW&K, as subadvisor, to the Acquiring Fund would be providing a comparable level of portfolio management services to the Acquiring Fund and shareholders as are currently being provided to the Target Fund.

The Trustees discussed the ability of AMGF and GW&K to provide quality services with increased opportunities for economies of scale due to the marketing, infrastructure and size of the AMG Funds Family of Funds. The Trustees also considered the decline in net assets of the Target Fund, the relative performance histories of the two Funds, alternatives to the Reorganization, and the prospects for the Acquiring Fund to attract additional assets.

The Trustees noted that AMGF and GW&K will bear all costs associated with the Reorganization, the Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. The Trustees also considered the potential benefits of the Reorganization to AMGF and Aston. The Trustees further discussed the fact that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Target Fund. The Trustees considered that the Reorganization is not expected to result in taxable income or gain or other adverse federal tax consequences to shareholders. The Trustees also considered the potential effect of the Reorganization on the Target Fund’s unrealized capital losses.

The Trustees reviewed information regarding comparative expense ratios. The Trustees noted that AMGF has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit the total annual fund operating expenses.

The Trustees reviewed the investment objectives, policies, and investment restrictions of both the Target Fund and the Acquiring Fund, discussed certain aspects of each, and concluded that the Acquiring Fund will have the same investment objective and similar investment strategies as the Target Fund. The Trustees further discussed that some differences exist between the fundamental investment restrictions of the Acquiring Fund and the fundamental investment restrictions of the Target Fund.

The Trustees, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trust (the “Aston Independent Trustees”) concluded that, pursuant to Rule 17a-8 under the 1940 Act, the Reorganization would be in the best interests of the Target Fund, and that the interests of existing shareholders in the Target Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

At the January 11, 2016 meeting, the Trustees, including the Aston Independent Trustees voting separately, approved the proposed Reorganization.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Target Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive a legal opinion from Ropes & Gray LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, generally for U.S. federal income tax purposes:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or (ii) the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all Liabilities and obligations of the Target Fund;

•	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in the second bullet above;

•	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in the second bullet above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

•	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for Acquiring Fund Shares;

•	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

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The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (the “IRS”) or a court would agree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund generally would recognize a taxable gain or loss for U.S. federal income tax purposes equal, with respect to a particular shareholder, to the difference between the fair market value of the Acquiring Fund Shares the shareholder receives and the tax basis of the shareholder’s shares in the Target Fund. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of the Acquiring Fund and Target Fund may be sold at any time before or after the Reorganization in connection with the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Reorganization will end the tax year of the Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of the Reorganization, the Target Fund will, and the Acquiring Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Target Fund will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to the Reorganization. A Fund’s ability to carry forward capital losses (if any) and use such losses to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Target Fund will receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combined Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

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The above description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders of the Target Fund should consult their tax advisors regarding the effect, if any, of the Reorganization with respect to the Target Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganization, each shareholder of the Target Fund should also consult such shareholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to the Target Fund based upon the shareholder’s particular circumstances.

FEES AND EXPENSES OF THE REORGANIZATION

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses incurred in connection with the completion of the Reorganization, will be borne by AMGF and GW&K.

4.	SUMMARY OF DIFFERENCES BETWEEN THE TARGET FUND AND THE ACQUIRING FUND

The following summary highlights certain differences between the Target Fund and the Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information about the Reorganization, please read this entire document.

COMPARISON OF BUSINESS STRUCTURE

Form of Organization

The Target Fund is a series of Aston Funds, a statutory trust organized under the laws of the State of Delaware pursuant to Trust Instrument dated September 10, 1993, as amended (the “Aston Funds Instrument”). The Acquiring Fund is a series of AMG Funds, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 13, 2013 (the “AMG Trust Agreement,” and together with the Aston Funds Instrument, the “Fund Charters”). The AMG Trust Agreement and Bylaws of AMG Funds (the “AMG Bylaws”) are designed to make AMG Funds similar in many respects to a Massachusetts business corporation. The operations of the Target Fund are governed by Delaware law and by the Aston Funds Instrument and the Amended and Restated By-Laws of Aston Funds (the “Aston Funds Bylaws”). The operations of the Acquiring Fund are governed by Massachusetts law and by the AMG Trust Agreement and the AMG Bylaws. The Target Fund and Acquiring Fund are registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

The beneficial interest in Aston Funds are divided into transferable shares of one or more separate and distinct series or classes of a series as the Board of Trustees shall from time to time create and establish. The number of shares of each series, and class thereof, authorized under the Aston Funds Instrument is unlimited. Each share shall have no par value.

AMG Funds is authorized to issue shares of beneficial interest in separate series in addition to the Acquiring Fund. The AMG Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, of one or more series, to divide or combine the shares of any series into one or more classes, and to establish and designate a class or classes of a series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights (except that Class I shares of the Target Fund have no rights with respect to the Target Fund 12b-1 Plan). Shares of the Acquiring Fund have no preemptive or similar rights and may have conversion rights if the Trustees of AMG Funds establish conversion procedures. Shares of the Target Fund have no preemptive or other rights to subscribe to any additional shares and no conversion rights. The AMG Trust Agreement provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, have the power to bind personally any shareholder, nor except as specifically provided in the AMG Trust Agreement, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

All classes of a Target Fund and the Acquiring Fund shall represent the same interest in Aston Funds and AMG Funds, respectively, and have identical voting, dividend, liquidation and other rights with any other shares of that Fund;

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provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Trustees of Aston Funds and the Board of Trustees of AMG Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

Shareholder Liability

Under the Delaware Statutory Trust Act and the Aston Funds Instrument, shareholders of the Aston Funds will not be personally liable for the obligations of an Aston Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. The Aston Funds Instrument provides each shareholder of Aston Funds and of each series shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, Aston Funds or by or on behalf of any series and that the Board of Trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. The Aston Funds Instrument also provides that if any shareholder or former shareholder is held to be personally liable solely by reason of his being or having been a shareholder of a series of Aston Funds and not because of his acts or omissions or for some other reason, the shareholder shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability and Aston Funds, on behalf of the affected series, shall, upon request of the shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the series and satisfy and judgment thereon from the assets of the series.

Under Massachusetts law, shareholders of a Massachusetts business trust such as AMG Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the AMG Trust Agreement provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Acquiring Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of AMG Funds by the Trustees or by any officers or officer on behalf of the Acquiring Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The AMG Trust Agreement provides that to the extent any shareholder is held personally liable, solely by reason of being or having been a shareholder of a particular series or class of AMG Funds, such shareholder is entitled to indemnification out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder for all loss and expense arising from such liability.

Liability of Trustees

The Aston Funds Instrument provides that the Trustees of Aston Funds, when acting in such capacity, shall not be personally liable to any person other than Aston Funds or a beneficial owner for any act, omission or obligation of Aston Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of Aston Funds or of any other person or party, provided that nothing contained in the Aston Funds Instrument or in the Delaware Business Trust Act shall protect any Trustee against any liability to Aston Funds or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee under the Aston Funds Instrument. Aston Funds shall indemnify each of its Trustees and officers against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

The AMG Trust Agreement provides that no Trustee, officer, employee or agent of AMG Funds is liable to any third persons in connection with the affairs of AMG Funds or the Acquiring Fund, except that the AMG Trust Agreement does not protect a Trustee against any liability that arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee. It also provides that all third persons shall look solely to the property of AMG Funds (or particular series or class thereof) for any satisfaction of claims arising in connection with the affairs of AMG Funds (or particular series or class thereof, as applicable). The AMG Trust Agreement provides that a

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Trustee or officer, including persons who serve at the request of AMG Funds as directors, officers or trustees of another organization in which AMG Funds has an interest, is entitled to be indemnified against all liability in connection with the affairs of AMG Funds, except where such person is finally adjudicated in a decision on the merits not to have acted in good faith in the reasonable belief that his or her action was in the best interests of AMG Funds, or if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Meetings and Voting Requirements

Neither the Target Fund nor the Acquiring Fund is required by law or their governing documents to hold regular or annual shareholder meetings and normally will not. The Trustees of Aston Funds and AMG Funds may call shareholder meetings of the Target Fund and the Acquiring Fund, respectively. Pursuant to the Aston Funds Instrument, special meetings of the shareholders of Aston Funds or any of its series shall be called by the Board of Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote. Pursuant to the AMG Trust Agreement, at any meeting called for the purpose, shareholders of AMG Funds have the right, upon the vote of the holders of two-thirds of its outstanding shares, to remove a Trustee of AMG Funds from office. Pursuant to the Aston Funds Instrument, a Trustee may be removed at any meeting of shareholders of Aston Funds by vote of shareholders owning at least two-third of the outstanding shares.

Under the Aston Funds Instrument, one-third of shares entitled to vote in person or by proxy constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law or otherwise by the Aston Funds Instrument. Further, unless otherwise provided by applicable law or the Aston Funds Instrument, a majority of the shares voted in person or by proxy at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee. Under the AMG Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law, the AMG Trust Agreement or the AMG Bylaws, and a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of law, the AMG Trust Agreement, the AMG Bylaws or the Trustees.

Pursuant to the Aston Funds Instrument, shares of the Target Fund entitle their holders to one vote per share or a fractional vote for each fractional share. There shall be no cumulative voting in the election of the Board of Trustees.

The shareholders of the Acquiring Fund are entitled to one vote per whole share as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures and to appoint their own successors, provided however that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of AMG Funds. The voting rights of shareholders are not cumulative in the election of Trustees.

Dissolution or Termination

The Board of Trustees of Aston Funds may sell and convey all or substantially all of the assets of Aston Funds or any series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of Aston Funds or any series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or at any time sell and convert into money all of the assets of Aston Funds or any series. Upon making reasonable provision, in the determination of the Board of Trustees of Aston Funds, for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of that series then outstanding. Upon completion of the distribution of the remaining proceeds or the remaining assets, Aston Funds or any affected series shall terminate and the Trustees and Aston Funds shall be discharged of any and all further liabilities and duties under the Aston Funds Instrument and the right, title and interest of all parties with respect to Aston Funds or series shall be cancelled and discharged. Upon termination of Aston Funds, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of Aston Funds’ certificate of trust to be filed in accordance with the Delaware Business Trust Act, which certificate of cancellation may be signed by any one Trustee.

The AMG Trust Agreement provides that upon termination of AMG Funds (or any series or class thereof, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, allocated or attributable, severally, to each series (or the applicable series or belonging, allocated or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, AMG Funds shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to

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each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute the proceeds belonging to each series (or the applicable series or attributable to the particular class, as the case may be), to the shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of shares of that series (or class, as the case may be) held by the several shareholders of such series (or class, as the case may be) on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of that series, provided that with respect to any termination of a series with multiple classes, the proceeds attributable to each class shall be allocated to such class and then distributed to the shareholders of such class pro rata in proportion to the number of shares of such class held by each of them. AMG Funds may be terminated by a vote of shareholders holding at least 66 2/3% of the shares of each series of AMG Funds entitled to vote and voting separately by series, or by the Trustees upon written notice to the shareholders, and any series or class of AMG Funds may be terminated at any time by a vote of shareholders holding at least 66 2/3% of the shares of that series or class entitled to vote, or by the Trustees by written notice to the shareholders of that series or class.

Derivative Actions

The Aston Funds Bylaws provides that a shareholder may bring a derivative action on behalf of Aston Funds only if the shareholder first makes a written demand upon Aston Funds. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to Aston Funds would otherwise result. The Trustees shall consider such demand within 90 days of its receipt by Aston Funds. The Trustees of Aston Funds will decide in their sole discretion whether to bring, maintain or settle (or not to bring, maintain or settle) any such court action, proceeding or claim, or to submit the matter to vote of shareholders, and such decision shall be binding upon the shareholders. No suit, proceeding or other action may be commenced or maintained after a decision to reject a demand. Any Trustee of Aston Funds acting in connection with any demand or any proceeding relating to a derivative claim who is not an interested person (as defined in the 1940 Act) shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The AMG Funds Bylaws provides that a shareholder may bring a derivative action on behalf of AMG Funds only if the shareholder first makes a written demand upon AMG Funds. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to AMG Funds would otherwise result. The Trustees shall consider such demand within 90 days of its receipt by AMG Funds. The Trustees of AMG Funds will decide in their sole discretion whether to bring, maintain or settle (or not to bring, maintain or settle) any court action, proceeding or claim, or to submit the matter to vote of shareholders, and such decision shall be binding upon the shareholders. No suit, proceeding or other action may be commenced or maintained after a decision to reject a demand. Any Trustee of AMG Funds acting in connection with any demand or any proceeding relating to a derivative claim who is not an interested person (as defined in the 1940 Act) shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of Aston Funds and AMG Funds and Delaware and Massachusetts law, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Fund Charters and Bylaws (which are filed as exhibits to the registration statements of Aston Funds and AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts and Delaware law directly for more complete information.

COMPARATIVE INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

The Target Fund and the Acquiring Fund are each subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act). Appendix B contains tables that compare the fundamental investment restrictions of the Target Fund and the Acquiring Fund.

There are differences in the fundamental investment restrictions of the Target Fund and the Acquiring Fund that could permit the Acquiring Fund to be managed differently from how the Target Fund is currently managed. These differences include, among other things:

•

With respect to borrowing and the issuance of senior securities, the Target Fund may not borrow money or issue senior securities, except that the Target Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Target Fund also may not mortgage, pledge or hypothecate any assets, except in connection with any such

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borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Target Fund will not purchase securities when borrowings exceed 5% of the Fund’s total assets. The Acquiring Fund may borrow money and issue senior securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff. In addition, the Acquiring Fund may borrow through an interfund lending program with other funds in the AMG Fund Complex, while the Target Fund does not currently participate in interfund lending. The Target Fund and the Acquiring Fund are subject to the asset coverage requirements of Section 18 of the 1940 Act, whether or not specifically noted in their policies.

•	With respect to lending, the Target Fund may not make loans, except that the restriction does not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers. The Acquiring Fund may lend money to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff. In addition, the Acquiring Fund may participate in an interfund lending program with other funds in the AMG Fund Complex, while the Target Fund does not currently participate in interfund lending.

•	The Target Fund may not purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. The Acquiring Fund may not concentrate its investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act and the rules and regulations thereunder, as amended from time to time, and under regulatory guidance or interpretations.

•	The Target Fund may not purchase or sell commodities or commodity contracts, except that the Target Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objectives and policies. The Acquiring Fund is not subject to such limitations and may purchase and sell commodities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•	The Target Fund may not purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases. The Acquiring Fund is not subject to such limitations and may purchase and sell real estate to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•	With respect to underwriting, the Target Fund may not act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the Securities Act of 1933. The Acquiring Fund may underwrite securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•	While both the Target Fund and the Acquiring Fund have fundamental investment restrictions with respect to diversification, the Target Fund has the following additional fundamental restriction that the Acquiring Fund does not have: The Target Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

•	While the Target Fund has fundamental restrictions relating to investments in new issuers, investing for control, short sales and the use of margin and investments in puts, calls or straddles, the Acquiring Fund does not have such fundamental investment restrictions and may make such investments to the extent they are permitted by applicable law.

Appendix B contains tables that compare the fundamental investment restrictions of the Target Fund and the Acquiring Fund.

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EXISTING AND PRO FORMA CAPITALIZATIONS

The following table sets forth the capitalization of each Fund as of February 1, 2016 and of the pro forma Acquiring Fund as of that date, all based upon the Acquiring Fund’s valuation procedures. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date.

	Acquiring Fund		Target Fund	Pro Forma Adjustments		Pro Forma Acquiring Fund

Net Assets: Class N (Target Fund)/Investor Class (Acquiring Fund)	$0		$46,704,513	$0		$46,704,513

Net Assets: Class I (Target Fund)/Service Class (Acquiring Fund)	$0		$85,137,556	$0		$85,137,556

Net Asset Value Per Share: Class N (Target Fund)/Investor Class (Acquiring Fund)	$8.24	*	$5.27	—		$8.24

Net Asset Value Per Share: Class I (Target Fund)/Service Class (Acquiring Fund)	$8.24	*	$5.90	—		$8.24

Number of Shares Outstanding: Class N (Target Fund)/Investor Class (Acquiring Fund)	0		8,854,153	(3,166,130	)**	5,688,023

Number of Shares Outstanding: Class I (Target Fund)/Service Class (Acquiring Fund)	0		14,440,179	(4,107,951	)**	10,332,228

*	Based on the Institutional Class of the Acquiring Fund as of February 1, 2016.
**	As of February 1, 2016, there were no Acquiring Fund Investor Class or Service Class shares outstanding. Therefore, this table illustrates the adjustments that would be made based on the net asset value of the Acquiring Fund Institutional Class shares.

COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES

Investment Advisers and Subadvisors

Aston, a wholly owned subsidiary of AMG Funds LLC, currently serves as the Target Fund’s investment adviser and administrator. AMGF, a subsidiary of AMG, is currently the investment manager to the Acquiring Fund and will continue to serve as investment manager of the Acquiring Fund after the Reorganization. The AMG Funds Family of Funds is a mutual fund complex comprised of 74 different funds, each having distinct investment management objectives, strategies, risks, and policies. GW&K currently serves as the investment subadvisor of the Target Fund and the Acquiring Fund and will continue to serve as investment subadvisor of the Acquiring Fund after the Reorganization. Because GW&K is an affiliate of AMGF, AMGF indirectly benefits from the compensation received by GW&K.

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Subject to the supervision of Aston Funds’ Board of Trustees, Aston manages the investment and reinvestment of the assets of the Target Fund and continuously reviews, supervises and administers the Fund’s investment program under an investment advisory agreement. Aston has engaged a subadviser to manage the day-to-day investment management of the Fund’s portfolio. Aston is located at 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602. Aston has obtained from the SEC an exemptive order which permits Aston, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to retain and terminate unaffiliated subadvisors, engage new unaffiliated subadvisors (including entering into new subadvisory agreements) and make material revisions to the terms of unaffiliated subadvisory agreements. Under this order, affiliated subadvisors selected by Aston are subject to shareholder approval.

AMGF serves as the investment manager and administrator of the Acquiring Fund. AMGF has overall supervisory responsibility for the investment program of the Acquiring Fund. AMGF selects and recommends, subject to the approval of the Board of Trustees of AMG Funds, the subadvisor to manage the Acquiring Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of the subadvisor and is responsible for reporting to AMG Funds’ Board of Trustees on the Acquiring Fund’s investment characteristics and performance. AMGF also furnishes certain administrative, compliance and accounting services for AMG Funds, including the Acquiring Fund. AMGF’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. AMGF and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors. AMG Funds has obtained from the SEC an exemptive order which permits AMGF, subject to certain conditions and oversight by AMG Funds’ Board of Trustees, to terminate a subadvisor to the Acquiring Fund and hire new unaffiliated subadvisors for the Acquiring Fund without prior shareholder approval. Affiliated subadvisors selected by AMGF are, however, subject to shareholder approval. Aston Funds may also rely on the order granted to AMG Funds.

GW&K serves as the subadvisor to the Acquiring Fund and the Target Fund and has day-to-day responsibility for managing each Fund’s portfolio. GW&K’s principal address is 222 Berkeley Street, Boston, Massachusetts 02116 and has advised individual and institutional clients since 1974. AMG indirectly owns a majority interest in GW&K.

Portfolio Managers

Daniel L. Miller, CFA and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Target Fund’s and the Acquiring Fund’s portfolios. They have managed the Acquiring Fund since its inception in 2015 and the Target Fund since February 1, 2016. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Craigen joined GW&K in 2008 and is a Vice President. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. He started his investment career as an Equity Research Associate at Tucker Anthony from 1999 to 2001, and later held positions as an Equity Analyst at Needham & Company from 2001 to 2005 and at Citizens Funds from 2005 to 2008.

Investment Advisory Agreement, Subadvisory Agreement and Administration Agreement – Target Fund

Aston serves as investment manager to the Target Fund pursuant to an investment advisory agreement with Aston Funds (the “Investment Advisory Agreement”), and also serves as administrator to the Target Fund pursuant to an administrative services agreement with Aston Funds (the “Aston Administration Agreement”). Under the Investment Advisory Agreement Aston: (i) manages the investment and reinvestment of the assets of the Target Fund, (ii) continuously reviews, supervises and administers the investment program of the Target Fund, (iii) determines in its discretion, the assets to be held uninvested, (iv) provides Aston Funds with records concerning Aston’s activities which are required to be maintained by Aston Funds and (v) renders regular reports to Aston Funds’ officers and Board of Trustees concerning Aston’s discharge of the foregoing responsibilities. Aston discharges the foregoing responsibilities subject to the oversight of Aston Funds’ officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Target Fund’s then effective prospectus and statement of additional information. For the foregoing, Aston receives a management fee at an annual rate of 0.90% based on the Target Fund’s average daily net assets, computed daily and payable monthly.

Under the Interim Subadvisory Agreement, GW&K manages all of the Target Fund’s portfolio, selects investments and places all orders for purchases and sales of the Fund’s securities, subject to the general oversight of the Board of Trustees of Aston Funds and Aston.

Under the Aston Administration Agreement, Aston is responsible for: (1) coordinating with the custodian and the transfer agent and monitoring the services they provide to the Target Fund, (2) coordinating with and monitoring any other

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third parties furnishing services to the Target Fund, (3) providing the Target Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Target Fund as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Target Fund required by applicable law, (6) preparing and, after approval by the Target Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Target Fund as required by applicable law, (7) preparing and, after approval by Aston Funds, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of Aston Funds for their approval invoices or other requests for payment of the Target Fund’s expenses and instructing the custodian to issue checks in payment thereof and (9) taking such other action with respect to Aston Funds or the Target Fund as may be necessary in the opinion of Aston to perform its duties under the Aston Administration Agreement. Under the Aston Administration Agreement, the Target Fund currently pays Aston a monthly base fee of $1,000 plus its ratable share of a family-wide fee equal to 0.437% on the first $7.4 billion of average daily net assets (aggregate Aston Funds fund complex) and 0.412% on average daily net assets (aggregate Aston Funds fund complex) over $7.4 billion. The Aston Administration Agreement generally may be terminated by Aston upon at least 180 days’ prior written notice to Aston Funds, and by Aston Funds upon at least 180 days’ prior written notice to Aston, provided that such termination by Aston Funds is directed or approved by the vote of a majority of its Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Subadministrator”) provides certain administrative services for Target Fund and Aston pursuant to a Sub-administration and Accounting Services Agreement (the “Subadministration Agreement”) between Aston and BNY Mellon. As Subadministrator, BNY Mellon provides Aston Funds with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under the Subadministration Agreement with the Administrator.

The Investment Advisory Agreement continues in effect from year to year, so long as its continuation is approved at least annually (a) by a majority of the Board of Trustees of Aston Funds who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Target Fund or (b) by the shareholders of the Target Fund or the Board of Trustees of the Aston Funds. The Investment Advisory Agreement may be terminated by vote of the Board of Trustees of Aston Funds or by the holders of a majority of the outstanding voting securities of the Target Fund, at any time without penalty, upon 60 days’ written notice to Aston. Aston may also terminate its Investment Advisory Agreement upon 60 days’ written notice to Aston Funds. The Investment Advisory Agreement terminates automatically in the event of its assignment.

The Interim Subadvisory Agreement shall continue in effect until the earlier of (i) 150 days from its effective date or (ii) the date upon which a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve the New Subadvisory Agreement between Aston and GW&K on behalf of the Target Fund. In addition, the Interim Subadvisory Agreement will terminate without the payment of any penalty upon termination of the Investment Advisory Agreement relating to the Target Fund by either party thereto (accompanied by simultaneous notice to GW&K) or upon ten days’ written notice to GW&K that the Board of Trustees of Aston Funds, Aston or the shareholders by vote of a majority of the outstanding voting securities of the Target Fund, as provided by the 1940 Act, have terminated this agreement. Notwithstanding the foregoing, the Interim Subadvisory Agreement may be terminated upon less than ten days’ notice to GW&K upon a material breach of the Interim Subadvisory Agreement or if the Board of Trustees of Aston Funds determines that other circumstances have, or likely will have, a material adverse effect on GW&K’s abilities to perform its obligations hereunder, including without limitation, notification of the departure of a portfolio manager of the Target Fund or other key personnel change. The Interim Subadvisory Agreement may also be terminated by GW&K without penalty upon 60 days’ written notice to Aston and Aston Funds.

As of January 12, 2016 Aston has entered into an Expense Reimbursement Agreement with Aston Funds, on behalf of the Target Fund, effective through February 28, 2017, under which Aston will waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Target Fund’s business, acquired fund fees and expenses, and sub-transfer agency, sub-accounting and shareholder service fees, to the extent that operating expenses exceed 1.35% of the Target Fund’s average daily net assets with respect to Class N shares and 1.10% of the Fund’s average daily net assets with respect to Class I shares. Prior to February 28, 2017, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds.

During the most recently completed fiscal year, the Target Fund paid monthly advisory fees to Aston at the annual rate of 0.90% (stated as a percentage of the average daily net assets of the Fund).

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A discussion regarding the basis for Aston Funds’ Board of Trustees approving the Investment Advisory Agreement between Aston Funds and Aston with respect to the Target Fund and the Interim Subadvisory Agreement between Aston and GW&K would be available in the Target Fund’s semi-annual report, if any, to shareholders for the period ending April 30, 2016.

Investment Management Agreement, Subadvisory Agreement and Administration Agreement – Acquiring Fund

AMGF serves as investment manager to the Acquiring Fund pursuant to an investment management agreement with AMG Funds (the “Investment Management Agreement”), and also serves as administrator to the Acquiring Fund pursuant to an administrative services agreement with AMG Funds (the “AMG Administration Agreement”). The Investment Management Agreement permits AMGF to engage, from time to time, one or more subadvisors to assist in the performance of its services. AMGF has entered into a subadvisory agreement with GW&K with respect to the Acquiring Fund (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, GW&K manages all of the Acquiring Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Acquiring Fund in accordance with the Acquiring Fund’s investment objective, policies, and investment restrictions. GW&K provides these services subject to the general supervision of AMGF and the Board of Trustees of AMG Funds.

Under the AMG Administration Agreement, AMGF will provide a range of administrative and operational support services to the New Funds.

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Board of Trustees of AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquiring Fund, and (ii) in either event by the vote of a majority of the Board of Trustees of AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees of AMG Funds, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquiring Fund, by AMGF or (in the case of the Subadvisory Agreement) by GW&K on 60 days’ written notice to the other party. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

For additional information regarding the Investment Management Agreement and Subadvisory Agreement, and the services that AMGF and GW&K provide to the Acquiring Fund, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Acquiring Fund has agreed to pay AMGF an investment management fee, at an annual rate of 0.75%, which is computed daily as a percentage of the value of the average daily net assets of the Acquiring Fund and may be paid monthly.

AMGF has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Acquiring Fund’s contractual expense limitation, AMGF may recover from the Acquiring Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Acquiring Fund or a successor fund, by mutual agreement between AMGF and the Board of Trustees of AMG Funds or in the event of the Acquiring Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

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As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, AMGF has agreed to pay GW&K all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that GW&K manages. The fee paid to GW&K is paid out of the fee AMGF receives from the Acquiring Fund and does not increase the Acquiring Fund’s expenses.

Additionally, under the AMG Administration Agreement, the Acquiring Fund pays AMGF an administration fee at an annual rate of 0.25% of the Acquiring Fund’s average daily net assets per annum. The AMG Administration Agreement generally may be terminated by AMGF upon at least 120 days’ prior written notice to AMG Funds, and by AMG Funds upon at least 30 days’ prior written notice to AMGF.

A discussion regarding the basis for AMG Funds’ Board of Trustees approving the Investment Management Agreement between AMG Funds and AMGF with respect to the Acquiring Fund and the Subadvisory Agreement between AMGF and GW&K will be available in the Acquiring Fund’s annual report for the period ending December 31, 2015.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AMG Funds has selected [            ] as the independent registered public accounting firm for the Acquiring Fund for the fiscal year ending December 31, 2016.

OTHER PRINCIPAL SERVICE PROVIDERS

The following table lists the principal service providers for the Target Fund and the Acquiring Fund following the closing of the Reorganization.

SERVICE PROVIDERS
SERVICE	TARGET FUND	ACQUIRING FUND

Investment Adviser	Aston Asset Management, LLC 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830

Investment Subadvisor	GW&K Investment Management, LLC 222 Berkeley Street, 15th Floor Boston, Massachusetts 02116	GW&K Investment Management, LLC 222 Berkeley Street, 15th Floor Boston, Massachusetts 02116

Distributor	Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road Berwyn, Pennsylvania 19312	AMG Distributors, Inc. 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830

Administrator	Aston Asset Management, LLC 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830

Sub-Administrator	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, Massachusetts 01581	N/A

Custodian	The Bank of New York Mellon 225 Liberty Street New York, New York 10286	The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

Fund Accountant	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, Massachusetts 01581	The Bank of New York Mellon 760 Moore Road Valley Forge, Pennsylvania 19406

Transfer Agent and Dividend Disbursing Agent	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, Massachusetts 01581	BNY Mellon Investment Servicing (US) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769

Independent Registered Public Accounting Firm	[ ]	[ ]

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REQUIRED VOTE

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Target Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Target Fund entitled to vote on Proposal 1. If the vote required to approve Proposal 1 is not obtained from the Target Fund, the Reorganization will not be consummated, and the Trustees will consider what other actions to take in the best interests of the Target Fund.

THE TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TARGET FUND VOTE “FOR” THE PROPOSAL.

*        *        *

II. PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN ASTON ASSET MANAGEMENT, LLC AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO THE ASTON SMALL CAP FUND

1.	INTRODUCTION

At an in-person meeting held on January 11, 2016, and based upon the recommendation of Aston and other factors, the Board of Trustees of Aston Funds terminated the subadvisory agreement with TAMRO, the then current subadvisor of the Target Fund, and approved the appointment of GW&K as the subadvisor to the Target Fund on an interim basis to replace TAMRO, with GW&K’s services beginning on February 1, 2016 (the “Implementation Date”). Aston and the Board of Trustees of Aston Funds believed that termination of the subadvisory agreement with TAMRO and the proposed new arrangements with GW&K were in the best interests of the Target Fund. GW&K was appointed subadvisor pursuant to an interim subadvisory agreement between Aston and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after February 1, 2016 or the approval of a new subadvisory agreement with GW&K by the Board of Trustees of Aston Funds and Target Fund shareholders. At the in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of Aston Funds (the “Independent Trustees”), also approved, in the event the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, (i) the longer-term appointment of GW&K as the subadvisor to the Target Fund, (ii) a new subadvisory agreement between Aston and GW&K with respect to the Target Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to Target Fund shareholders for approval. The material differences between the Interim Subadvisory Agreement and the former subadvisory agreement between Aston and TAMRO (the “Former Subadvisory Agreement”) with respect to the Target Fund, as well as the differences between the New Subadvisory Agreement approved by the Board of Trustees of Aston Funds and the Former Subadvisory Agreement are described below.

If the shareholders of the Target Fund approve the New Subadvisory Agreement between Aston and GW&K (“Proposal 2”), and the Reorganization is not consummated, GW&K will continue to serve as Subadvisor to the Target Fund under the terms of the New Subadvisory Agreement.

In addition to the changes described above, at the Board meeting held on January 11, 2016, the Board of Trustees of Aston Funds also approved a proposal to change the Target Fund’s name from ASTON/TAMRO Small Cap Fund to ASTON Small Cap Fund, which became effective as of the Implementation Date.

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The Target Fund’s investment objective and principal investment strategy under GW&K’s management remains the same as it was while TAMRO served as subadvisor to the Target Fund.

2.	INFORMATION ABOUT GW&K

GW&K, located at 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of December 31, 2015, the firm had approximately $26.6 billion in assets under management. In 2008, GW&K became an affiliate of AMGF. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2015, AMG had approximately $628 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

3.	BOARD OF TRUSTEES APPROVALS

At an in-person meeting held on January 11, 2016, and based upon the recommendation of Aston and other factors, the Board of Trustees of Aston Funds approved the appointment of GW&K as the subadvisor to the Target Fund on an interim basis to replace TAMRO, with GW&K’s services beginning on the Implementation Date, and approved the Interim Subadvisory Agreement. On February 1, 2016, GW&K began serving as the subadvisor to the Target Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds also approved the longer-term appointment of GW&K as the subadvisor to the Target Fund and approved the New Subadvisory Agreement, subject to shareholder approval, in the event the Reorganization is not consummated prior to the automatic termination of the Interim Subadvisory Agreement. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board of Trustees of Aston Funds, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Target Fund and its shareholders. The Board of Trustees of Aston Funds’ determination to approve the appointment of GW&K as subadvisor of the Target Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by Aston, which was based on its on-going evaluation of Target Fund characteristics and exposures and subadvisor performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) that the management fee paid by the Target Fund would not change as a result of the appointment of GW&K as subadvisor and that GW&K would receive the same rate of compensation under the Interim Subadvisory Agreement and New Subadvisory Agreement as TAMRO received under the Former Subadvisory Agreement and (iv) information provided to the Board of Trustees of Aston Funds about GW&K’s performance as subadvisor to funds in the AMG Funds Family of Funds. Aston has stated that its recommendation to hire GW&K was based on Aston’s belief that GW&K is a high quality investment advisor with a demonstrated ability to manage small market capitalization portfolios and to manage the overall risk of the Target Fund’s portfolio and would be appropriately suited to manage assets for the Target Fund. Accordingly, the Board of Trustees of Aston Funds, including a majority of the Independent Trustees, approved the hiring of GW&K and the adoption of the Interim Subadvisory Agreement, effective on the Implementation Date, for a term not to exceed 150 days after February 1, 2016 (as provided by Rule 15a-4), and, subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix C and all references to the New Subadvisory Agreement herein are qualified in their entirety by reference to such appendix.

4.	THE INTERIM SUB-ADVISORY AGREEMENT

The terms of the Interim Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former Subadvisory Agreement, with certain exceptions described below. While the Former Subadvisory Agreement continued in effect from year to year for so long as its continuation is approved at least

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annually (a) by a majority of the Aston Funds Trustees who were not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Target Fund or (b) by the shareholders of the Target Fund or the Board of Trustees of Aston Funds, the Interim Subadvisory Agreement will continue in effect only until the earlier of 150 days from the Implementation Date or the date upon which shareholders approve the New Subadvisory Agreement. Like the Former Subadvisory Agreement, the Interim Subadvisory Agreement may be terminated by the subadvisor without penalty upon 60 days’ written notice to Aston and Aston Funds and will terminate upon the termination the investment advisory agreement with Aston. However, while the Former Subadvisory Agreement could be terminated upon 60 days’ written notice to the subadvisor that the Board of Trustees of Aston Funds, Aston, or the shareholders of the Target Fund have terminated the agreement, the Interim Subadvisory Agreement may be terminated upon ten days’ written notice in such event. In addition, the Interim Subadvisory Agreement adds a provision that Aston may terminate the agreement upon less than ten days’ notice to GW&K upon a material breach of the agreement or if the Board of Trustees of Aston Funds determine that other circumstances have, or likely will have, a material adverse effect on GW&K’s abilities to perform its obligations under the agreement. While the Former Subadvisory Agreement did not include a provision on insurance, the Interim Subadvisory Agreement states that GW&K will maintain at all times during the term of the agreement insurance with reputable insurance carriers, in such amounts, covering such risks and liabilities, and with such deductibles and self-insurance as are consistent with customary industry practice. In addition, while the Former Subadvisory Agreement was silent with respect to change of control, the Interim Subadvisory Agreement adds a provision that GW&K will pay expenses incurred by Aston Funds for any matters related to any transaction or event that is deemed to result in a change of control of GW&K or otherwise result in the assignment of the agreement under the 1940 Act. Moreover, whereas the Former Subadvisory Agreement was silent on inducing or soliciting withdrawal of investments from Aston Funds, the Interim Subadvisory Agreement adds a provision that during the term, and for eighteen months following the termination, of the agreement, GW&K will not solicit or induce any of the Target Fund’s shareholders to withdraw investment in any series of Aston Funds. Furthermore, unlike the Former Subadvisory Agreement, the Interim Subadvisory Agreement contains a provision that each party represents and warrants to the other party that the execution, delivery and performance of the agreement is within its powers, duly authorized, requires no further action by any governmental body, agency or official for execution, delivery and performance, and the execution, delivery and performance of the agreement does not constitute a material violation of, or material default under, any provision of applicable law, rule or regulation, such party’s governing instruments, or any agreement, judgment, injunction, order, decree or other instrument binding such party. Finally, while the Former Subadvisory Agreement was silent with respect to indemnification, the Interim Subadvisory Agreement provides that Aston and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the Interim Subadvisory Agreement.

The compensation terms under the Interim Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former Subadvisory Agreement, dated May 30, 2014, and Schedule A and Schedule B thereto, amended December 19, 2014. Under the terms of the Former Subadvisory Agreement, the subadvisor received an amount equal to the positive difference, if any, of (x) 50% of the advisory fee payable to Aston with respect to the Allocated Assets (as such term is defined in the agreements) of the Target Fund (before deduction of the fee payable to the subadvisor) minus (y) the sum of: (i) 50% of any investment advisory fees waived by Aston pursuant to an expense limitation or reimbursement agreement with the Target Fund, (ii) 50% of any reimbursement of expenses by Aston pursuant to an expense limitation or reimbursement agreement with the Target Fund, and (iii) the Specified Percentage (as defined below) of any payments made by Aston to third parties that provide distribution, shareholder services or similar services on behalf of the Target Fund; provided that such fee equaled 50% of the advisory fee payable to Aston with respect to the Allocated Assets if average monthly net assets exceeded $625 million. If the foregoing calculation resulted in a negative amount, such amount would be payable by the subadvisor within 30 days of receipt of notice from Aston, and notice included the basis for the calculation.

Under the terms of the Former Subadvisory Agreement, the Specified Percentage meant the rate set forth in the table below, which percentage was determined monthly based on average monthly net assets of the Target Fund. If average monthly net assets exceeded a Trigger Level, as set forth in the table below, the subadvisor was responsible for the Specified Percentage for that level for as long as the Target Fund’s average monthly net assets remained in the corresponding Asset Range, as set forth in the table below. If the Target Fund’s average monthly net assets fell below the Asset Range corresponding to a Trigger Level, then the Specified Percentage was the rate corresponding to the new Asset Range, and such Specified Percentage would decrease only if the applicable higher Trigger Level was reached.

Trigger Level (Average Monthly Net Assets)	Asset Range (Average Monthly Net Assets)	Specified Percentage

$0	Less than $500 million	50%

$525 million	$500 million to $550 million	40%

$575 million	$550 million to $600 million	25%

$625 million	$600 million and higher	None

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The Interim Subadvisory Agreement contains the same compensation terms as the Former Subadvisory Agreement.

In accordance with Rule 15a-4 under the 1940 Act, Target Fund shareholders must approve the New Subadvisory Agreement before June 30, 2016 in order for GW&K to continue serving as subadvisor to the Target Fund on an uninterrupted basis following that date.

5.	TERMS OF THE NEW SUB-ADVISORY AGREEMENT

Services

Under the New Subadvisory Agreement, if Proposal 2 is approved by Target Fund shareholders and the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, GW&K agrees, subject to the stated investment objective and policies of the Target Fund as set forth in the Aston Funds’ current registration statement and subject to the supervision of Aston and the Board of Trustees of Aston Funds, to (i) develop and furnish continuously an investment program and strategy for the Target Fund in compliance with the Target Fund’s investment objective and policies as set forth in the Aston Funds’ current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Target Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of Aston Funds) what investments shall be purchased, held, sold or exchanged by the Target Fund and what portion, if any, of the assets of the Target Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of Aston Funds in the investments of the Target Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Target Fund’s account and will exercise full discretion and act for Aston Funds in the same manner and with the same force and effect as Aston Funds might or could do with respect to the purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of the purchases, sales or transactions. GW&K will also make its officers and employees available to meet with Aston’s officers and directors on due notice at reasonable times to review the investments and investment program of the Target Fund in the light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Target Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Target Fund for which GW&K has investment management responsibility; provided that the exercise of the authority will be subject to periodic review by Aston and the Board of Trustees of Aston Funds; provided, further that the authority may be revoked in whole or in part by Aston if required by applicable law. GW&K will exercise its proxy voting authority in accordance with the proxy voting policies and procedures as Aston Funds may designate from time to time. GW&K will provide the information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by Aston from time to time.

Under the New Subadvisory Agreement, GW&K, in connection with the management of the investment and reinvestment of the Target Fund, will be authorized to select the broker or dealers that will execute purchase and sale transactions for Aston Funds. GW&K will also render to the Board of Trustees of Aston Funds periodic and special reports that the Board of Trustees of Aston Funds may request with respect to matters relating to the duties of GW&K.

Compensation

The compensation terms under the New Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Interim Subadvisory Agreement. Under the New Subadvisory Agreement, GW&K would receive, a subadvisory fee in an amount equal to the positive difference, if any, of (x) 50% of the advisory fee payable to Aston with respect to the Allocated Assets (as such term is defined in the New Subadvisory Agreement) of the Target Fund (before reduction of the fee payable to GW&K) minus (y) the sum of: (i) 50% of any investment advisory fees waived by Aston pursuant to an expense limitation or reimbursement agreement with the Target Fund, (ii) 50% of any reimbursement of expenses by Aston pursuant to an expense limitation or reimbursement agreement with the Target Fund, and (iii) the Specified Percentage (as defined below) of any payments made by Aston to third parties that provide distribution, shareholder services or similar services on behalf of the Target Fund; provided that such fee will

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equal 50% of the advisory fee payable to Aston with respect to the Allocated Assets if average monthly net assets exceed $625 million. If the foregoing calculation results in a negative amount, such amount will be payable by GW&K within 30 days of receipt of notice from Aston, which notice shall include the basis for the calculation.

Under the terms of the New Subadvisory Agreement, the Specified Percentage means the rate set forth in the table below, which percentage shall be determined monthly based on average monthly net assets of the Target Fund. If average monthly net assets exceed a Trigger Level, as set forth in the table below, GW&K is responsible for the Specified Percentage for that level for as long as the Target Fund’s average monthly net assets remain in the corresponding Asset Range, as set forth in the table below. If the Target Fund’s average monthly net assets fall below the Asset Range corresponding to a Trigger Level, then the Specified Percentage shall be the rate corresponding to the new Asset Range, and such Specified Percentage would decrease only if the applicable higher Trigger Level is reached.

Trigger Level (Average Monthly Net Assets)	Asset Range (Average Monthly Net Assets)	Specified Percentage

$0	Less than $500 million	50%

$525 million	$500 million to $550 million	40%

$575 million	$550 million to $600 million	25%

$625 million	$600 million and higher	None

The fee paid to GW&K under the New Subadvisory Agreement is not paid by the Target Fund. As investment advisor to the Target Fund, Aston is paid an advisory fee based on the average daily net assets of the Target Fund. Out of its fee, Aston will pay GW&K the subadvisory fee. The hiring of GW&K and the approval of the New Subadvisory Agreement will not increase the management fee borne by Target Fund shareholders. Under the investment advisory agreement between Aston Funds and Aston dated May 30, 2014, the Target Fund pays Aston a fee at the annual rate of 0.90% of the Target Fund’s average daily net assets. For the fiscal year ended October 31, 2015, the Target Fund paid Aston $6,312,433 for advisory services provided to the Fund.

Comparison with terms of the Former Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions described below. Among the differences between the agreements is that the Former Subadvisory Agreement was silent as to periodic review and revocation of the subadvisor’s voting authority, but the New Subadvisory Agreement provides that the exercise of the proxy voting authority will be subject to periodic review by Aston and the Board of Trustees of Aston Funds; provided, further that the authority may be revoked in whole or in part by Aston if required by applicable law. While the Former Subadvisory Agreement does not include a provision on worker status, the New Subadvisory Agreement states that, in the performance if its duties, GW&K is and will be an independent contractor and, except as expressly provided for in the agreement or otherwise, will have no authority to act for or represent the Target Fund or Aston Funds in any way or otherwise be deemed to be an agent of the Target Fund, Aston Funds or Aston.

In addition, while the Former Subadvisory Agreement does not include a provision on cross transactions, the New Subadvisory Agreement states that GW&K may buy securities for the Target Fund at the same time it is selling the securities for another client account and may sell securities for the Target Fund at the time it is buying the securities for another client account, if it deems this to be advantageous, in each case, subject to applicable legal and regulatory requirements and in compliance with the procedures of Aston Funds. Under the New Subadvisory Agreement, the parties expressly acknowledge that GW&K may cause the Target Fund to enter into types of investment transactions (e.g., a long position on an index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index). Furthermore, while the Former Subadvisory Agreement does not include a provision on restricted transactions, the New Subadvisory Agreement states that Aston will have the right by written notice to identify securities that may not be purchased on behalf of the Target Fund and/or brokers and dealers through which portfolio transactions on behalf of the Target Fund may not be effected, including, without limitation, brokers or dealers affiliated with Aston. The New Subadvisory Agreement states that GW&K will not direct portfolio transactions for the Target Fund through any broker or dealer that is an “affiliated person” (as defined in the 1940 Act) of GW&K without the prior written approval of Aston, which will not be unreasonably withheld.

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Whereas the Former Subadvisory Agreement did not discuss a expense limitation agreement, the New Subadvisory Agreement states that, subject to any expense limitation agreement, Aston Funds will assume and will pay (i) issue and transfer taxes chargeable to Aston Funds in connection with securities transactions to which the Target Fund is a party, and (ii) interest on borrowed money, if any. In addition, the New Subadvisory Agreement provides that Aston Funds will pay all brokers’ and underwriting commissions chargeable to Aston Funds in connection with securities transactions to which the Target Fund is a party. Whereas the Former Subadvisory Agreement provided that the subadvisor would act in conformity with “procedures and guidelines” of the Target Fund, the New Subadvisory Agreement states that GW&K will establish compliance procedures reasonably calculated to ensure compliance at all times with applicable rules, regulations and provisions of Aston Funds’ governing documents. In addition, the New Subadvisory Agreement provides that Aston Funds adopted a written code of ethics and GW&K agrees that it will, on a timely basis, furnish, to Aston and Aston Funds, all reports and information required to be provided under the code of ethics.

Whereas the Former Subadvisory Agreement provided that the subadvisor was not protected against liability for its “willful misfeasance, bad faith, or gross negligence” or the reckless disregard of its obligations and duties, the New Subadvisory Agreement provides that GW&K is not protected against liability for its “willful misfeasance, bad faith or negligence or the reckless disregard of its obligations and duties.” While the Former Subadvisory Agreement was silent with respect to indemnification, the New Subadvisory Agreement provides that Aston and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement to the extent such damages result from willful misfeasance, bad faith or negligence or the reckless disregard of obligations and duties. Finally, unlike the Former Subadvisory Agreement, the New Subadvisory Agreement contains a provision that each party represents and warrants to the other party that the execution, delivery and performance of the agreement does not violate any obligation to which the party is bound, duly authorized, and, when executed will be the legal, valid and binding obligation of the party.

The Former Subadvisory Agreement between Aston Funds and TAMRO was not submitted for shareholder approval because TAMRO was appointed by the Board of Trustees of Aston Funds under Aston Fund’s manager-of-managers exemptive order, which did not require shareholder approval. The Board of Trustees of Aston Funds, including a majority of the independent Trustees, last renewed the Former Subadvisory Agreement between Aston Funds and TAMRO on December 10, 2015.

Portfolio Managers

If shareholders of the Target Fund approve the New Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Target Fund under the Interim Subadvisory Agreement since February 1, 2016 will continue to manage the Target Fund’s assets.

GW&K manages the Target Fund using its small cap growth strategy. Daniel L. Miller, CFA and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Target Fund’s portfolio under the Interim Subadvisory Agreement. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Craigen joined GW&K in 2008 and is a Vice President. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. He started his investment career as an Equity Research Associate at Tucker Anthony from 1999 to 2001, and later held positions as an Equity Analyst at Needham & Company from 2001 to 2005 and at Citizens Funds from 2005 to 2008.

6.	BOARD OF TRUSTEES RECOMMENDATION

At an in-person meeting held on January 11, 2016, the Board of Trustees of Aston Funds, and separately a majority of the Independent Trustees, voted to approve the Interim Subadvisory Agreement between Aston and GW&K, the New Subadvisory Agreement between Aston and GW&K (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Target Fund and GW&K provided to them, including performance information for the Target Fund and the Russell 2000® Growth Index and, with respect to GW&K, comparative performance information for the composite investment portfolio managed by GW&K in its

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small cap growth strategy (the “Small Cap Growth Strategy”). In considering the Agreements, the Trustees also considered the information provided to them regarding the nature, extent and quality of services provided by GW&K to the five other funds that GW&K sub-advises in the AMG Funds Family of Funds, a mutual fund complex comprised of 74 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”), and to be provided by GW&K under the Agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with their independent legal counsel the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Target Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Target Fund, including the information set forth in the Acquiring Fund’s prospectus to be filed with the Securities and Exchange Commission. The Trustees noted that one proposed portfolio manager joined GW&K in 2008, serves as co-portfolio manager on two other funds subadvised by GW&K in the AMG Funds Family of Funds and is a Partner and Director of Equities at GW&K. The Trustees also noted that the other proposed portfolio manager joined GW&K in 2008, serves as a co-portfolio manager on one other fund subadvised by GW&K in the AMG Funds Family of Funds and is a Vice President at GW&K. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Target Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2015, GW&K managed approximately $4.3 billion in assets across their equity business.

Performance. The Trustees considered information relating to the Target Fund’s performance and GW&K’s performance managing small cap strategies. Among other information relating to GW&K’s performance, the Trustees considered the performance of GW&K with respect to its Small Cap Growth Strategy, noting that, for the one-year period, and the period since inception of the strategy (April 1, 2008), in each case, ended December 31, 2015, the annualized gross performance and annualized net performance of the Small Cap Growth Strategy exceeded the performance of the Russell 2000® Growth Index for the same periods. The Trustees considered that for the three-year and five-year periods, in each case, ended December 31, 2015, the annualized gross performance of the Small Cap Growth Strategy was slightly below and above, respectively, the performance of the Russell 2000® Growth Index and the annualized net performance of the Small Cap Growth Strategy, in each case, was below the performance of the Russell 2000® Growth Index for the same periods. The Trustees concluded that this performance record supported the approval of the Agreements.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that Aston, and not the Target Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Target Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of Aston, such anticipated profitability might be directly or indirectly shared by Aston. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to TAMRO under the Former Subadvisory Agreement. The Board of Trustees of Aston Funds took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the indirect benefits that GW&K may receive from GW&K’s relationship with the Target Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadvisor to the Target Fund. With respect to economies of scale, given that GW&K is being hired as a new subadvisor for the Target Fund, the Trustees did not consider potential economies of scale in the management of the Target Fund by GW&K to be a material factor in their deliberations at this time. In addition, with respect to fee comparisons, the Trustees noted that the fee rates to be charged by GW&K are the same as those charged by TAMRO under the Former Subadvisory Agreement with respect to the Target Fund. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Target Fund’s subadvisory fees are reasonable.

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* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Target Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Target Fund and its shareholders. Accordingly, on January 11, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve each Agreement.

7.	REQUIRED VOTE

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Target Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Target Fund entitled to vote on Proposal 2. If the vote required to approve Proposal 2 is not obtained from the Target Fund, the New Subadvisory Agreement between Aston and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Target Fund.

THE TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TARGET FUND VOTE “FOR” THE PROPOSAL.

*        *        *

III. OTHER BUSINESS

1.	INFORMATION REGARDING SIMILAR FUNDS

The following table contains certain information about other investment companies registered under the 1940 Act for which GW&K provides investment advisory services that may have a similar investment objective and policies to the Target Fund.

Fund	Net Assets as of December 31, 2015	Sub-Advisory Fee	Has Compensation been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AMG GW&K Small Cap Growth Fund	$1,173,082	0.75%	Yes
AMG GW&K Small Cap Core Fund	$374,665,453	0.75%	Yes

IV. INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of Aston Funds to solicit the vote of shareholders of the Target Fund for the Reorganization at a meeting of shareholders of the Target Fund, which we refer to as the “Meeting.” The Meeting is scheduled to begin on [May 17], 2016 at [3:00 p.m.] (Central Time).

1.	VOTING INFORMATION

Only shareholders of record on [            ], 2016 are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof. The presence in person or by proxy of shareholders of the Target Fund entitled to cast one half of the shares entitled to vote at the Meeting will constitute a quorum with respect to Proposal 1 (Approval of the Reorganization) and Proposal 2 (Approval of the New Subadvisory Agreement) (the “Quorum”). Any lesser number is

45

sufficient for adjournment. When the Quorum is present with respect to the Target Fund, approval of the Reorganization for such Existing Fund will require the favorable vote of a “majority of the outstanding voting securities” of the Target Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Business may be conducted with respect to the Target Fund once a quorum is present and may continue until adjournment of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Aston Funds as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors of election will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and as to which the broker or nominee does not have the discretionary voting power on a particular matter, but for which the broker or nominee returns the proxy card or otherwise votes without actually voting on such matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Reorganization, these shares will have the same effect as if they cast votes against the Reorganization. Approval of the Reorganization will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast “for” that proposal.

2.	REVOCABILITY OF PROXIES

A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote of shareholders occurs by a writing delivered to Aston Funds stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by Aston Funds before the vote of shareholders occurs. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, “for” each proposal. Under the Aston Funds Bylaws, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy Aston Funds receives a specific written notice to the contrary from any one of them.

3.	ADJOURNMENTS

To the extent permitted by the Aston Funds Instrument and Aston Funds Bylaws, the Special Meeting, by action of the Chairman of the meeting, may be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the Chairman of the meeting, the question of adjournment may be (but is not required to be) submitted to vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Special Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. Any adjourned session or sessions may be held without the necessity of further notice.

The costs of any additional solicitation and of any adjourned session will be borne by AMGF and GW&K. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal.

4.	METHODS OF VOTING

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of Aston Funds and officers and employees of AMG Funds, its affiliates and other representatives and agents of Aston Funds and representatives of broker-dealers and other financial intermediaries. Aston Funds has retained D.F. King & Co., Inc., an ASTOne Company (“D.F. King”), to aid in the solicitation of proxies (which is estimated to cost approximately $40,000). AMGF and GW&K will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

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Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. You may give your voting instructions over the telephone by calling 1-877-732-3621. A representative of D.F. King will answer your call Monday through Friday 9:00 a.m. to 10:00 p.m. and Saturday 10:00 a.m. to 5:00 p.m. Eastern Time. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to D.F. King by Aston Funds, then the D.F. King representative will explain the proxy process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement/Prospectus. D.F. King will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of D.F. King if Aston Funds has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of Aston Funds believe those procedures are reasonably designed to determine accurately a shareholder’s identity and voting instructions.

Voting by Mail. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings. Aston Funds does not hold annual or other regular meetings of shareholders. Special meetings of the shareholders of Aston Funds or any series thereof shall be called upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

5.	OTHER MATTERS

Aston Funds is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

As of [            ], 2016, the number of issued and outstanding shares of each class of the Target Fund were as follows:

Fund/Class	Shares Issued and Outstanding
ASTON Small Cap Fund (Class N)	[	]
ASTON Small Cap Fund (Class I)	[	]

As of [            ], 2016, the number of issued and outstanding shares of each class of the Acquiring Fund were as follows:

Fund/Class	Shares Issued and Outstanding
AMG GW&K Small Cap Growth Fund (Investor Class)	[	]
AMG GW&K Small Cap Growth Fund (Service Class)	[	]
AMG GW&K Small Cap Growth Fund (Institutional Class)	[	]

6.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

Target Fund

To the knowledge of the Target Fund, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each class of the Target Fund, as of [            ], 2016:

Name and Address	Percentage Ownership

ASTON Small Cap Fund (Class N Shares)

[ ]	[	]%

[ ]	[	]%

ASTON Small Cap Fund (Class I Shares)

[ ]	[	]%

[ ]	[	]%

*	To the knowledge of the Target Fund, no entity or person “controlled” (within the meaning of the 1940 Act) the Target Fund, or owned beneficially 25% or more of the outstanding shares of the Target Fund, as of [ ], 2016. An entity or person that “controls” the Target Fund could have effective voting control over the Target Fund.

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As of [            ], 2016, the Trustees and officers of Aston Funds as a group owned less than [1]% of the outstanding shares of each class of the Target Fund.

Acquiring Fund

To the knowledge of the Acquiring Fund, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each class of the Acquiring Fund, as of [            ], 2016:

Name and Address	Percentage Ownership

AMG GW&K Small Cap Growth Fund (Institutional Class Shares)

[ ]	[	]%

[ ]	[	]%

AMG GW&K Small Cap Growth Fund (Investor Class Shares)

[ ]	[	]%

[ ]	[	]%

AMG GW&K Small Cap Growth Fund (Service Class Shares)

[ ]	[	]%

[ ]	[	]%

*	[To the knowledge of the Acquiring Fund, no entity or person “controlled” (within the meaning of the 1940 Act) the Acquiring Fund, or owned beneficially 25% or more of the outstanding shares of the Acquiring Fund, as of [ ], 2016.] An entity or person that “controls” the Acquiring Fund could have effective voting control over the Acquiring Fund.

As of [            ], 2016, the Trustees and officers of AMG Funds as a group owned less than [1]% of the outstanding shares of each class of the Acquiring Fund.

V. FINANCIAL HIGHLIGHTS

The financial highlights of the Acquiring Fund for the period from June 30, 2015 (commencement of operations) to December 31, 2015 are shown below and have been audited by [                    ].

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VI. AVAILABLE INFORMATION

The Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

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APPENDIX A

FORM

OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of         , 2016 by AMG Funds, a Massachusetts business trust (the “Acquiring Fund Trust”), on behalf of AMG GW&K Small Cap Growth Fund (the “Acquiring Fund”), and Aston Funds, a Delaware statutory trust (the “Target Fund Trust”, the Acquiring Fund Trust and Target Fund Trust are referred to herein as a “Trust” and collectively the “Trusts”), on behalf of ASTON Small Cap Fund (the “Target Fund”; the Acquiring Fund and the Target Fund are referred to herein each as a “Fund” and collectively as the “Funds”), and AMG Funds LLC, the investment adviser to the Acquiring Fund (the “Acquiring Fund Adviser”) (for purposes of Section 9.1 of the Agreement only). The principal place of business of the Acquiring Fund Trust is 600 Steamboat Road, Greenwich, Connecticut 06830 and Target Fund Trust is 120 North LaSalle Street, Chicago, Illinois 60602.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund, in exchange solely for Investor Class and Service Class shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate value equal to the value of the Assets of the Target Fund (as defined in Section 1.2), less the Liabilities of the Target Fund (as defined in Section 1.3) and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund; and (ii) the distribution, as of the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Fund is a separate series of the Target Fund Trust and the Acquiring Fund is a separate series of the Acquiring Fund Trust, and each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; WHEREAS, the Board of Trustees of the Acquiring Fund Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Target Fund Trust has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, consent, transfer, and deliver all its Assets (as defined in Section 1.2), to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares having an aggregate value equal to the Assets of the Target Fund less the Liabilities of the Target Fund as of the Valuation Time, computed in the manner set forth in Section 2.3; and (ii) to assume all the Liabilities of the Target Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, whether contingent or otherwise, including, without limitation, all cash, securities, commodities, options, interests in futures, receivables (including dividends, interest and other receivables), claims (whether absolute or contingent, known or unknown), good will and other intangible property, all interests, rights, privileges and powers that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund (“Assets”).

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on such Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Target Fund Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interest of the Target Fund.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute or contingent, known or unknown, accrued or unaccrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement (“Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. (a) As soon as reasonably practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its Class N shareholders of record, as applicable, determined as of the time of such distribution, all the Investor Class Acquiring Fund Shares, received by the Target Fund pursuant to Section 1.1 and pro rata to its Class I shareholders of record, determined as of the time of such distribution, all the Service Class Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1; and (b) on or as soon after the Closing as is practicable, but in no event later than 12 months after the Closing, the Target Fund will thereupon proceed to terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Investor Class and Service Class shares of the Acquiring Fund, as applicable, will be issued simultaneously to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Class N and Class I Target Fund shareholders, as applicable.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION. The Target Fund shall completely liquidate, terminate and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8 REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund’s net assets shall be the value of all of the Target Fund’s Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), less the amount of all of the Target Fund’s Liabilities as of such time. The value of the Assets and Liabilities of the Target Fund shall be determined by the Acquiring Fund, in cooperation with the Target Fund, pursuant to the Valuation Procedures of the Acquiring Fund and otherwise in accordance with the regular practice of the Acquiring Fund Trust and its agents for calculating the net asset value of the Acquiring Fund shares of beneficial interest.

2.2 VALUATION OF SHARES. The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time. The net asset value of the Acquiring Fund Shares shall be computed by the Acquiring Fund, in cooperation with Target Fund, pursuant to the Valuation Procedures of the Acquiring Fund Trust and otherwise in accordance with the regular practice of the Acquiring Fund Trust and its agents for calculating the net asset value of the Acquiring Fund shares of beneficial interest.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s net assets shall be determined with respect to each class by dividing the Target Fund’s net assets with respect to such class of shares of the Target Fund determined in accordance with Section 2.1, by the net asset value per share of the corresponding class of Acquiring Fund Shares determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, and the Closing Date shall be postponed accordingly.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on              , 2016 or such other date as the parties may agree (the “Closing Date”). The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Acquiring Fund Adviser, 600 Steamboat Road, Greenwich, Connecticut 06830, or at such other time and/or place as the parties may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 9:00 a.m. Eastern Time.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause The Bank of New York Mellon, as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause BNY Mellon Investment Servicing (U.S.) Inc., as transfer agent for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BNY Mellon Investment Servicing (U.S.) Inc., its transfer agent, to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Trust Instrument.

(c) The Target Fund Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Target Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in a violation of, any provision of the Trust’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f) To the Target Fund’s knowledge, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Target Fund as of October 31, 2015, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h) Since October 31, 2015, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j) All issued and outstanding shares of the Target Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 or 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate series of the Acquiring Fund Trust duly authorized in accordance with the applicable provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”).

(c) The Acquiring Fund Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Declaration or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) To the Acquiring Fund’s knowledge, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction herein contemplated.

(f) The audited financial statements of the Acquiring Fund as of December 31, 2015, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) Since December 31, 2015, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date) treated as a separate corporation for federal income tax purposes.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, any state securities laws or other applicable laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Except as necessary to effect this Agreement, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Target Fund Trust will call a special meeting of shareholders of the Target Fund to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Target Fund Trust’s Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Target Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Target Fund Trust, Acquiring Fund, or the Acquiring Fund Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Target Fund Trust, the Acquiring Fund and the Acquiring Fund Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein with respect to the Reorganization shall be subject to the following condition:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund Trust’s President or Senior Vice President and its Chief Financial Officer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Target Fund shall have received an opinion in form reasonably satisfactory to the Target Fund from Ropes & Gray LLP, counsel to the Acquiring Fund Trust, dated as of the Closing Date, substantially to the effect that:

(a) The Acquiring Fund Trust is a business trust, validly existing under the laws of The Commonwealth of Massachusetts, which, to such counsel’s knowledge, has the power to own all its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Fund Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that the Acquiring Fund Shares are issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and, except as provided in the Registration Statement non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to the Acquiring Fund Shares.

(d) The Registration Statement is effective, and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e) The Agreement has been duly authorized and execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Declaration or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its properties may be bound.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Reorganization shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund Trust’s President or Senior Vice President and its Chief Financial Officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund Trust.

7.3 The Acquiring Fund shall have received in form reasonably satisfactory to the Acquiring Fund an opinion from Vedder Price P.C., counsel to the Target Fund Trust, dated as of the Closing Date, substantially to the effect that:

(a) The Target Fund Trust is a statutory trust, validly existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all its properties and assets and to carry on its business as presently conducted.

(b) The Target Fund Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) The Agreement has been duly authorized and execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not,

result in a violation of the Trust’s Trust Instrument (assuming approval of Target Fund shareholders has been obtained) or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Target Fund is a party or by which a Fund or any of its properties may be bound.

(d) To the knowledge of such counsel, the Target Fund has the trust power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT WITH RESPECT TO THE REORGANIZATION

The obligations of the Target Fund and the Acquiring Fund with respect to the Reorganization hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund Trust’s Trust Instrument and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2 As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 As of the Closing, there shall not be any material litigation pending or threatened against the Trusts or the Funds that would reasonably be expected to prevent or materially delay the transactions contemplated by this Agreement.

8.4 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6 The Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least (i) all of the Target Fund’s investment company taxable income and the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and (ii) any net capital gain determined with reference to any available capital loss carryforward, computed in each case without regard to any deduction for dividends paid, for each of (a) the Target Fund’s final taxable year ending on the Closing Date and (b) any prior taxable year in respect of which, at the time of declaration and payment, the Target Fund is eligible to declare and pay a spillback dividend under Section 855(a) of the Code.

8.7 The Target Fund shall have delivered to the Acquiring Fund, and the Acquiring Fund shall have delivered to the Target Fund, at the Closing a certificate executed in its name by each Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Target Fund or Acquiring Fund, as applicable, and dated as of the Closing Date, to the effect that the representations and warranties of each Trust, on behalf of the Fund, made in this Agreement are true and correct as of the Closing and as to such other matters as the Fund shall reasonably request.

8.8 The Funds shall have received an opinion of Ropes & Gray LLP satisfactory to each of them (which opinion will be subject to certain qualifications) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, for U.S. federal income tax purposes:

(a) The transaction contemplated by this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code.

(b) Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund or (ii) the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(c) Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all Liabilities and obligations of the Target Fund.

(d) Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above.

(e) Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund.

(f) Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for Acquiring Fund Shares.

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor.

(h) Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange.

(i) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury regulations thereunder.

(j) The opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

ARTICLE IX

EXPENSES

9.1 The Acquiring Fund Adviser and/or subadviser will bear the expenses of the Acquiring Fund and Target Fund in connection with the Reorganization (whether or not the Reorganization is consummated), including, without limitation, legal and accounting fees and expenses, printing and mailing costs and proxy solicitation costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties to the Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties to the Reorganization, and such termination may be effected by the Trust’s President without further action by the Board. In addition, either the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or before the Closing due to:

(a) a breach by any other party to the Reorganization of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein with respect to the Reorganization is not in the best interests of the Acquiring Fund or the Target Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any Trust, the Trustees, the Acquiring Fund, the Target Fund, each Adviser, or any Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of each Trust personally, but shall bind only the trust property of the respective Fund, as provided in each Trust’s trust instrument. The execution and delivery of this Agreement have been authorized by the Trustees of each Trust on behalf of the applicable Fund and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in each Trust’s trust instrument.

13.6 A copy of the Amended and Restated Agreement and Declaration of Trust of AMG Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the trustees of AMG Funds on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of AMG Funds or shareholders of the Acquiring Fund individually, but are binding only upon the assets and property of the Acquiring Fund.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

AMG FUNDS on behalf of AMG GW&K Small Cap Growth Fund

By:
Name:
Title:

ASTON FUNDS on behalf of ASTON Small Cap Fund

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

AMG FUNDS LLC

By:
Name:
Title:

Exhibit A

Target Fund (Share Class)	Acquiring Fund (Share Class)

ASTON Small Cap Fund (Class N)	AMG GW&K Small Cap Growth Fund (Investor Class)

ASTON Small Cap Fund (Class I)	AMG GW&K Small Cap Growth Fund (Service Class)

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Target Fund and the Acquiring Fund

Subject Matter of Restriction	Target Fund	Acquiring Fund
Borrowing and Senior Securities	May not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund’s total assets.

May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Lending	May not make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.	May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Industry Concentration	May not purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.	May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Commodities	May not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objectives and policies.	May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or

B-1

Subject Matter of Restriction	Target Fund	Acquiring Fund
other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Real Estate	May not purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.	May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Underwriting	May not act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.	May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Diversification

May not as to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

May not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Investing in New Issuers	May not invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.	N/A

Investing for Control	May not make investments in securities for the purpose of exercising control.	N/A

Short Sales/Use of Margin	May not sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for	N/A

B-2

Subject Matter of Restriction	Target Fund	Acquiring Fund
initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

Puts, Calls, Straddles	May not invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the Fund’s SAI.	N/A

Other Information Regarding Investment Restrictions

Target Fund

With respect to the Target Fund’s fundamental investment restriction with respect to commodities, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Acquiring Fund

With respect to the Acquiring Fund, any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restrictions related to borrowings by the Acquiring Fund.

B-3

APPENDIX C

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Target Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Target Fund will take such steps as may be required by applicable law.

FORM OF

SUBADVISORY AGREEMENT

AGREEMENT made as of the     day of         , 2016 between ASTON ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Chicago, Illinois (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of The Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (the “Subadvisor”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadvisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, Aston Funds, a Delaware statutory trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently offers shares in the ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund) (the “Fund”), such series together with all other series subsequently established by the Trust with respect to which the Subadvisor renders management and investment advisory services pursuant to the terms of this Agreement, being herein referred to as the “Fund”; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of May 30, 2014, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISOR.

(a) ASTON Small Cap Fund. The Adviser hereby employs the Subadvisor to provide investment advisory services to the ASTON Small Cap Fund with respect to the assets allocated to the Subadvisor (the “Allocated Assets”) for the period and on the terms herein set forth. The Subadvisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the ASTON Small Cap Fund with respect to which the Adviser desires to retain the Subadvisor to render investment advisory services hereunder, the Adviser shall so notify the Subadvisor in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadvisor is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISOR.

(i) Delivery of Documents. The Adviser has furnished the Subadvisor with true copies of each of the following:

(a) The Trust’s Trust Instrument and all amendments and supplements thereto (such Trust Instrument, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadvisor and approving the Advisory Agreement and this Agreement;

(d) The Trust’s Post-Effective Amendment to its Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-68666 and 811-08004) with respect to the Fund as filed with the Securities and Exchange Commission on February 27, 2015, and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadvisor from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadvisor hereunder with respect to the ASTON Small Cap Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Subadvisor, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a) Investment Program. The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadvisor gives any advice to its clients concerning the shares of a Fund, the Subadvisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadvisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadvisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadvisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadvisor with respect to the Fund and/or other accounts over which the Subadvisor exercises investment discretion. The Subadvisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadvisor may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadvisor may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Subadvisor also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Subadvisor, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Subadvisor will advise a Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadvisor shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadvisor giving proper instructions to the custodian, the Subadvisor shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadvisor shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadvisor agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadvisor shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadvisor shall not be liable to the Fund for so acting. In addition, the Subadvisor agrees that it shall not direct portfolio transactions for a Fund through any broker or dealer that is an

“affiliated person” of the Subadvisor (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadvisor with a list of brokers and dealers that are “affiliated persons” of the Funds.

(c) Reports. The Subadvisor shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadvisor set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadvisor shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

As compensation for the services enumerated herein, the Adviser will pay the Subadvisor a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund as set forth in Schedule A to this Agreement.

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus (as used herein, this term includes the related Statement of Additional Information).

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadvisor will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadvisor

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadvisor and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISOR; INDEMNIFICATION.

Neither the Subadvisor nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadvisor shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadvisor’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadvisor nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadvisor or its Related Persons.

The Adviser shall indemnify the Subadvisor and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadvisor or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadvisor shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadvisor or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadvisor that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadvisor. The Subadvisor represents and warrants to the Adviser that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the Subadvisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadvisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadvisor and when executed and delivered by the Subadvisor will be the legal, valid and binding obligation of the Subadvisor, enforceable against the Subadvisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Small Cap Fund on or about             , 2016 (the “Effective Date”) and, with respect to any

additional Fund, on the date of receipt by the Adviser of notice from the Subadvisor in accordance with Paragraph 1(b) hereof that the Subadvisor is willing to serve as Subadvisor with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to the Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadvisor, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadvisor shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadvisor to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadvisor to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadvisor to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that Aston Asset Management, LLC has reserved the right to grant the nonexclusive use of the name “Aston Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Aston Funds.” The name “Aston Funds” will continue to be used by the Trust so long as such use is mutually agreeable to Aston Asset Management, LLC and the Trust. The Subadvisor and the Trust acknowledge that the Trust shall cease using the name “Aston Funds” as a part of the Trust’s name and that the Subadvisor, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “Aston Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, Aston Asset Management, LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	Aston Asset Management, LLC
120 North LaSalle Street, 25th Floor
Chicago, IL 60602
Facsimile No.: (312) 268-1380
Attention: Legal/Compliance

Subadvisor:	GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, MA 02116
Facsimile No.: (617) 236-1815
Attention: Compliance Department

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadvisor have caused this Agreement to be executed as of the date first set forth above.

ASTON ASSET MANAGEMENT, LLC

By:
Name:
Title:

GW&K INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

ASTON FUNDS

By:
Name:
Title:

SCHEDULE A

ASTON SMALL CAP FUND

The Adviser shall pay to the Subadvisor an amount equal to the positive difference, if any, of (x) 50% of the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before deduction of the fee payable to the Subadvisor) minus (y) the sum of: (i) 50% of any investment advisory fees waived by the Investment Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) 50% of any reimbursement of expenses by the Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) the Specified Percentage (as defined below) of any payments made by the Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund; provided that such fee shall equal 50% of the advisory fee payable to the Adviser with respect to the Allocated Assets if average monthly net assets exceed $625 million. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadvisor within 30 days of receipt of notice from the Adviser, which notice shall include the basis for the calculation.

The Specified Percentage means the rate set forth in the table below, which percentage shall be determined monthly based on average monthly net assets of the Fund. If average monthly net assets exceed a Trigger Level, the Subadvisor is responsible for the Specified Percentage for that level for as long as the Fund’s average monthly net assets remain in the corresponding Asset Range. If the Fund’s average monthly net assets fall below the Asset Range corresponding to a Trigger Level, then the Specified Percentage shall be the rate corresponding to the new Asset Range, and such Specified Percentage would decrease only if the applicable higher Trigger Level is reached.

Trigger Level (Average Monthly Net Assets)	Asset Range (Average (Monthly Net Assets)	Specified Percentage
$0	Less than $500 million	50%
$525 million	$500 million to $550 million	40%
$575 million	$550 million to $600 million	25%
$625 million	$600 million and higher	None

STATEMENT OF ADDITIONAL INFORMATION

[            , 2016]

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund), a series of Aston Funds (the “Target Fund”), into AMG GW&K Small Cap Growth Fund, a series of AMG Funds (the “Acquiring Fund”).

This SAI contains information which may be of interest to shareholders of the Target Fund but which is not included in the combined Proxy Statement/Prospectus dated [            , 2016] (the “Proxy Statement/Prospectus”) which relates to the Reorganization. As described in the Proxy Statement/Prospectus, the Reorganization would involve three steps:

(1)	the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the delivery to the Target Fund of shares of the Acquiring Fund with a value equal to the value of the assets transferred by the Target Fund, net of liabilities (all as determined immediately prior to the transaction using the Acquiring Fund’s valuation policies);

(2)	the pro rata distribution of Investor Class and Service Class shares of the Acquiring Fund to the Class N and Class I shareholders of record, respectively, of the Target Fund, as of the effective date of the Reorganization in full redemption of all such shares of the Target Fund; and

(3)	the liquidation and termination of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available without charge, upon request, by calling the Acquiring Fund at (800) 835-3879 or by visiting the Acquiring Fund’s Website at www.amgfunds.com.

i

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

[            ] is the independent registered public accounting firm for the Acquiring Fund. [            ] conducts an annual audit of the financial statements of the Acquiring Fund, assists in the preparation and/or review of the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein by reference.

The audited financial statements for the Acquiring Fund included in its Annual Report to shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of [            ], given on their authority as experts in auditing and accounting.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of AMG GW&K Small Cap Growth Fund (the “Acquiring Fund”) dated June 30, 2015.

UPDATED CALENDAR YEAR-END INFORMATION

Beneficial Equity Ownership

The tables below shows, for each Trustee, the amount of AMG GW&K Small Cap Growth Fund equity securities beneficially owned by the Trustee.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2015

Trustee	Dollar Range of Equity Securities in AMG GW&K Small Cap Growth Fund
Bruce B. Bingham	$0
William E. Chapman, II	$0
Edward J. Kaier	$0
Kurt A. Keilhacker	$0
Steven J. Paggioli	$0
Richard F. Powers III	$0
Eric Rakowski	$0
Victoria L. Sassine	$0
Thomas R. Schneeweis	$1 - $10,000

Interested Trustee Ownership for the Calendar Year Ended December 31, 2015

Trustee	Dollar Range of Equity Securities in AMG GW&K Small Cap Growth Fund
Christine C. Carsman	$0

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Reorganization are attached hereto as Appendix B.

1

Appendix A

AMG FUNDS

AMG GW&K SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS: GWGIX

SERVICE CLASS: —

INVESTOR CLASS: —

STATEMENT OF ADDITIONAL INFORMATION

DATED June 30, 2015

You can obtain a free copy of the prospectus for AMG GW&K Small Cap Growth Fund (the “Fund”), dated June 30, 2015, as supplemented from time to time (the “Prospectus”), by calling AMG Funds LLC (the “Investment Manager”) at (800) 835-3879 or by visiting the Fund’s Website at www.amgfunds.com. The Fund’s Prospectus provides basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund’s Prospectus.

A-1

Appendix A

Appendix A

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG GW&K Small Cap Growth Fund (the “Fund”). The Fund is a series of shares of beneficial interest of AMG Funds, a Massachusetts business trust (the “Trust”), and part of the AMG Funds Family of Funds, which consists of 48 funds (the “AMG Fund Complex”). The Trust was organized on June 18, 1999.

The Fund commenced operations on or following the date of this SAI, and its initial fiscal year ends on December 31, 2015. The Fund has established three classes of shares: Institutional Class, Service Class and Investor Class. Service Class and Investor Class shares of the Fund are not currently being offered and there are no such shares currently outstanding.

This SAI describes the financial history, management and operation of the Fund, as well as the Fund’s investment objective and policies. It should be read in conjunction with the Fund’s current prospectus, dated June 30, 2015, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

AMG Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage the Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Fund. GW&K Investment Management, LLC currently serves as Subadvisor to the Fund. See “Management of the Fund” for more information.

Investments in the Fund are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and the Fund is a diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Fund, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. The Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Appendix A

Investment Practices	AMG GW&K Small Cap Growth Fund
Below Investment Grade Securities	X
Borrowing	X
Cash Equivalents
Bank Obligations	X
Repurchase Agreements	X
Commercial Paper	X
Derivative Instruments	X
Emerging Market Securities	X
Equity Investments
Common Stock	X
Convertible Securities	X
Depositary Receipts	X
Initial Public Offerings	X
Preferred Stock	X
Foreign Securities	X
Forward Commitments	X
Illiquid Investments; Privately Placed and Certain Unregistered Securities	X
Interfund Lending	X
Investment Company Securities	X
Real Estate Investment Trusts	X
Reverse Repurchase Agreements	X
Securities Lending	X
United States Government Obligations	X
Warrants and Rights	X
When-Issued Securities	X
Zero Coupon Securities	X

Appendix A

Investment Techniques and Associated Risks

(1) Below Investment Grade Securities

In General. The Fund may invest in below investment grade securities, subject to any limitations set forth in the Fund’s Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by Standard & Poor’s Ratings Services (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of the Fund’s investment objective may be more dependent on the subadvisor’s own credit analysis than is the case for higher rated securities.

Appendix A

Although the subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the subadvisor performs research and independently assesses the value of particular securities relative to the market. The subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Fund’s subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact the Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(2) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, the Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, the Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of the Fund, has entered into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other funds in the AMG Fund Complex, subject to the Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an

Appendix A

investment point of view. The Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if the Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(3) Cash Equivalents

The Fund may invest in cash equivalents to the extent that such investments are consistent with the Fund’s investment objective, policies and restrictions, and as discussed in the Fund’s Prospectus. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

Bank Obligations. The Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven (7) days.

(4) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Appendix A

(5) Derivative Instruments

The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith.

The Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. The Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, the Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

Appendix A

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When the Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by the Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Appendix A

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. The Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission (“CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, the Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

Appendix A

When selling a put option on a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Fund is operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC (with respect to the Fund). Accordingly, neither the Investment Manager (with respect to the Fund) nor the Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge

Appendix A

involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. The Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected

Appendix A

against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, the Fund will set aside with its custodian or earmark securities considered to be liquid by the subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When the Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

The Fund may purchase call options for any purpose. For example, a call option may be purchased by the Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit the Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

The Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Fund may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Appendix A

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in the Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Appendix A

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Appendix A

Risks Related to OTC Options. Unlike exchange traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

The Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Fund may use currency options to cross-hedge or to increase total return when the subadvisor anticipates that the currency will appreciate or depreciate in value. The Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

Appendix A

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the subadvisor to forecast interest rates and other economic factors correctly. If the subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

The Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and the Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets.

Appendix A

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

Appendix A

The Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Segregated Accounts or Cover. The Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, the Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make

Appendix A

payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadvisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or

Appendix A

otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

(6) Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(7) Equity Investments

The Fund may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Appendix A

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Appendix A

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

(8) Foreign Securities

The Fund may invest in foreign securities, subject to the limitations described below. The Fund may invest in foreign issuers or in securities principally traded outside the United States, including emerging markets securities. The Fund may invest in securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers, described under “Depositary Receipts” above.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In

Appendix A

addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of the Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Fund’s Subadvisor to be fully exchangeable into U.S. dollars without legal restriction.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as

Appendix A

compared to dividends and interest paid to the Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. United States shareholders in the Fund will likely not be entitled to a credit or deduction for United States federal income tax purposes, for their pro rata portion of foreign income taxes paid by the Fund. See “Certain Federal Income Tax Matters” below.

The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

(9) Forward Commitments

The Fund may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

(10) Illiquid Investments; Privately Placed and Certain Unregistered Securities

The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. The Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If the Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to this limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund’s portfolio. The price the Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to the Fund that there may not be a buyer for these securities at a price that the Fund believes represents the security’s value should the Fund wish to sell the securities. If a security the Fund holds must be

Appendix A

registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(11) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Fund has entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

The Fund may not lend to another fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

Appendix A

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(12) Investment Company Securities

The Fund may invest some portion of its assets in shares of other investment companies, including exchange-traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadvisor for the Fund will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investments in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

The Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order.

Appendix A

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

(13) Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(14) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement can be viewed as the borrowing of money by the Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the terms of the reverse repurchase agreement itself. The Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

Appendix A

(15) Securities Lending

The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Fund’s securities lending agent.

(16) United States Government Obligations

The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(17) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, the Fund would lose its entire investment in such warrant or right.

Appendix A

(18) When-Issued Securities

The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, the Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against changes in interest rates.

(19) Zero Coupon Securities

The Fund may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

The Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Fund

The Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Quality Requirements

Determinations of comparable quality for unrated securities are made by the Subadvisor based on its own credit research. Any credit quality restrictions or standards for the Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Subadvisor determines that the quality of a rated or unrated investment has declined since investment by the Fund or in the event of certain ratings downgrades by NRSROs of the Fund’s rated securities, the Fund may continue to hold the applicable investment.

Appendix A

In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Subadvisor’s opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Subadvisor’s opinion. See Appendix A for more detailed information on the various ratings categories.

Industry Concentration

The 1940 Act requires the Fund to state the extent, if any, to which it intends to concentrate investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The SEC staff has also taken the position that a policy relating to industry concentration does not apply to investments in “government securities” (as defined in the 1940 Act) or in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Appendix A

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Investment Manager, the Subadvisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in

Appendix A

such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Portfolio Turnover

Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

Because the Fund commenced operations on or following the date of this SAI, there is no information available for portfolio turnover rates for the Fund.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Fund will disclose its portfolio holdings, including characteristics for securities held in the Fund based on the entire portfolio (or a portion thereof), on a monthly basis on or about the 10th business day of the following month by posting this information on its Website. The Chief Compliance Officer of the Fund may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. In addition, the Fund (i) will disclose the top 10 portfolio holdings and related information on or about 10 business days after each calendar quarter-end, and (ii) may disclose aggregated information about the Fund’s portfolio, including, but not limited to, valuation measures and risk measures, on or about 12 business days after each calendar quarter-end, in each case by posting the information on the Fund’s Website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Fund that the disclosures are in the best interests of the Fund’s shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of the Fund’s shareholders in connection with these disclosures.

The Trust has arrangements with the persons indicated below to make available information about the Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to the Fund’s portfolio holdings.

The Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund: the Subadvisor (GW&K Investment Management, LLC); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley); counsel to the Fund (Ropes & Gray LLP) or counsel to the

Appendix A

independent trustees of the Fund (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Fund’s independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Fund or counsel to the Fund’s independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Fund’s operations. In addition, the Fund provides portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Inc., Morningstar, Inc., Interactive Data Corporation, FactSet, Bloomberg, Wilshire Associates, and Vestar Capital Partners. The Fund may disclose non-public current portfolio holdings information to Interactive Data Corporation on a daily basis for valuation purposes, to FactSet and Bloomberg on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Vestar Capital Partners on a monthly basis for proxy voting purposes. The Fund also provides current portfolio holdings information to Lipper, Inc., Morningstar, Inc. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

Appendix A

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham Age: 66	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	46	Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012); Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.
William E. Chapman, II Age: 73	Trustee since 1999; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	46	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.
Edward J. Kaier Age: 69	Trustee since 1999; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	46	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.
Kurt A. Keilhacker Age: 51	Trustee since 2013	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present)	48	Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Appendix A

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli Age: 65	Trustee since 2004	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	46	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.
Richard F. Powers III Age: 69	Trustee since 2013	Adjunct Professor, Boston College (2011-Present); President and CEO of Van Kampen Investments Inc. (1998-2003)	46	Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Appendix A

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski Age: 57	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	48	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.
Victoria L. Sassine Age: 49	Trustee since 2013	Lecturer, Babson College (2007 – Present)	48	Trustee of Aston Funds (27 portfolios) (2014-Present)	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).
Thomas R. Schneeweis Age: 68	Trustee since 2004	Professor Emeritus, University of Massachusetts (2013- Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982- Present); Director, CISDM at the University of Massachusetts, (1996- 2013); President,	46	Trustee of Aston Funds (27 portfolios) (2010- Present)	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Appendix A

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- 2013); Professor of Finance, University of Massachusetts (1977- 2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010)

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman Age: 63	Trustee since 2011	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004- 2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice	48	Trustee of Aston Funds (27 portfolios) (2014- Present)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.
		President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Appendix A

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Appendix A

Officers

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jeffrey T. Cerutti Age: 47	President and Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President, VP Distributors (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010)
Keitha L. Kinne Age: 57	Chief Operating Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)
Mark J. Duggan Age: 50	Secretary and Chief Legal Officer since 2015	Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Attorney, K&L Gates, LLP (2009-2015)
Donald S. Rumery Age: 57	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 1999	Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2008-Present); Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-

Appendix A

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I, and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC (1994-2004)
John C. Ball Age: 39	Assistant Treasurer since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010)
John J. Ferencz Age: 53	Chief Compliance Officer since 2010; Code of Ethics Reporting Officer since 2010; Sarbanes Oxley Code of Ethics Compliance Officer since 2010	Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Vice President, Chief Compliance Officer – AMG Family of Funds, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)
Patrick J. Spellman Age: 41	Anti-Money Laundering Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

Appendix A

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2014	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2014
Independent Trustees:

Bruce B. Bingham	None	Over $100,000
William E. Chapman, II	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Kurt A. Keilhacker	None	Over $100,000
Steven J. Paggioli	None	Over $100,000
Richard F. Powers III	None	None
Eric Rakowski	None	Over $100,000
Victoria L. Sassine	None	None
Thomas R. Schneeweis	None	$50,001-$100,000

Interested Trustee:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds in the AMG Funds Family of Funds.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds (the “Board”) and the Board’s oversight of the Fund’s risk management process. The Board consists of ten Trustees, nine of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

AMG Funds has retained AMG Funds LLC as the Fund’s investment advisor and administrator. The Investment Manager is responsible for the Fund’s overall administration and operations, including management of the risks that arise from the Fund’s investments and operations. Employees of the

Appendix A

Investment Manager serve as several of the Fund’s officers, including the Fund’s President. The Board provides oversight of the services provided by the Investment Manager and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Fund’s Subadvisor and the Investment Manager’s investment research team regarding the management of the Fund, including its investment risks. The Board also receives periodic reports from the Fund’s Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the 12-month period January 1, 2014 through December 31, 2014.

Appendix A

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met two times during the 12-month period January 1, 2014 through December 31, 2014.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ending December 31, 2015, the Trustees are estimated to be compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:
Bruce B. Bingham	$81	$212,593
William E. Chapman II (c)	$97	$253,550
Edward J. Kaier (d)	$88	$231,209
Kurt A. Keilhacker	$81	$224,593
Steven J. Paggioli	$81	$212,593
Richard F. Powers III	$81	$212,593
Eric Rakowski	$81	$227,593
Victoria L. Sassine	$81	$226,093
Thomas R. Schneeweis	$81	$212,593

Interested Trustee:
Christine C. Carsman	None	None

Appendix A

(a)	The Fund commenced operations on or following the date of this SAI and its initial fiscal year ends on December 31, 2015. Because the Fund is new, compensation is estimated for the fiscal year ending December 31, 2015. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ending December 31, 2015 for services as a Trustee of the AMG Fund Complex. As of the date of this SAI, each of Messrs. Bingham, Chapman, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 46 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 48 funds in the AMG Fund Complex.
(c)	Mr. Chapman receives an additional $40,975 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $18,625 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Because the Fund commenced operations on or following the date of this SAI, as of June 30, 2015, no persons or entities “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

Because the Fund commenced operations on or following the date of this SAI, as of June 30, 2015, no persons or entities owned beneficially and/or of record 5% or more of the outstanding shares of the Fund. Service Class and Investor Class shares of the Fund are not currently being offered and there are no such shares currently outstanding.

Management Ownership

Because the Fund commenced operations on or following the date of this SAI, as of June 30, 2015, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

MANAGEMENT OF THE FUND

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Investment Manager serves as investment manager to the Fund. The Investment Manager also serves as administrator of the Fund and carries out the daily administration of the Trust and the Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Fund. The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Appendix A

The assets of the Fund are managed by a Subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisors for the Fund to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from the Fund. All of the investment management fee paid by the Fund to the Investment Manager is used to pay the subadvisory fees of the Subadvisor that manages the assets of the Fund. Because GW&K Investment Management, LLC (“GW&K”) is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by GW&K.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objective, policies and restrictions. Generally, the services that the Subadvisor provides to the Fund are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Fund or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Fund pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with GW&K with respect to the Fund (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

Appendix A

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on 60 days’ written notice to the other party. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory and/or administrative services:

•	developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Fund;

•	determining (subject to the overall supervision and review of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the Fund;

•	furnishing to the Trust necessary assistance in the preparation of all reports now or hereafter required by federal or other laws, and the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body;

•	furnishing to the Trust office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service; and

•	furnishing to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions.

Under the Subadvisory Agreement, the Subadvisor manages all of the Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trust’s Board of Trustees. The provision of investment advisory services by the Subadvisor to the Fund will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisor, the Investment Manager:

•	performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to the Fund, including without limitation a review of the Subadvisor’s investment performance in respect of the Fund;

Appendix A

•	prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor;

•	assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement with the Subadvisor and annual consideration of the Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board;

•	identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

The Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of the Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Fund a position in any investment that any of the Subadvisor’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadvisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same

Appendix A

security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Fund or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust may rely on an exemptive order from the SEC that, subject to compliance with its conditions, would permit the Investment Manager to enter into subadvisory agreements with unaffiliated subadvisors without shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Trustees but without shareholder approval, to employ new unaffiliated subadvisors for the Fund, change the terms of the subadvisory agreement for an unaffiliated subadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadvisor to the Fund without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, at an annual rate of 0.75%, which is computed daily as a percentage of the value of the average daily net assets of the Fund and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the Fund’s expenses.

Investment Management Fees Paid by the Fund. Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to the Investment Manager for advisory services. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager.

Appendix A

Subadvisory Fees Paid by the Investment Manager. Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Investment Manager to the Subadvisor for subadvisory services for the Fund. The Subadvisor may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Subadvisor.

Expense Limitations

From time to time, the Investment Manager may agree to limit the Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from the Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Fund, or attempting to make the Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Fund’s Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses (exclusive of the items noted in the Fund’s Prospectus) to exceed its contractual expense limitation amount. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. Because the Fund commenced operations on or following the date of this SAI, there have been no fees waived or expenses reimbursed to the Fund.

The Investment Manager also serves as the administrator to the Fund and receives compensation from the Trust for the Fund pursuant to an administration and shareholder servicing agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager. For more information about the Fund Administration Agreement, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Fund (information as of March 31, 2015)

GW&K Investment Management, LLC (“GW&K”)

GW&K has served as Subadvisor to the Fund since its inception. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon (“BNY”) on October 1, 2008. As of March 31, 2015, GW&K’s assets under management were approximately $24.864 billion.

Daniel L. Miller and Joseph C. Craigen serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Appendix A

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$48	None	$0
Other Pooled Investment Vehicles	1	$47	None	$0
Other Accounts	5,223	$4,054	1	$195

Portfolio Manager: Joseph C. Craigen, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$48	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	112	$103	None	$0

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Appendix A

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers

Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

AMG GW&K Small Cap Growth Fund:

Mr. Miller:	None
Mr. Craigen:	None

Proxy Voting Policies and Procedures

Proxies for the Fund’s portfolio securities are voted in accordance with GW&K’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by the Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Because the Fund commenced operations on or following the date of this SAI, there is no information available regarding how the Fund voted proxies relating to portfolio securities during the past twelve-months.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Under the Fund Administration Agreement between the Trust and the Investment Manager, the Investment Manager also serves as administrator of the Fund and is responsible for certain aspects of

Appendix A

managing the Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Fund. For these services, the Fund will pay the Investment Manager 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager.

Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to the Investment Manager for administrative services.

Distribution Arrangements

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and the Distributor, the Distributor serves as the principal distributor and underwriter for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Fund.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor (as that term is defined in the 1940 Act).

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based

Appendix A

sales charges. Service Class and Investor Class shares of the Fund are currently not being offered and there are no such shares currently outstanding. All share classes of the Fund are sold without a front end or contingent deferred sales load and Institutional Class shares and Service Class shares of the Fund are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Investor Class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of the Fund under the Plan for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to the Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by a vote of a majority of the outstanding voting securities of the Fund (as that term is defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment.

Because Investor Class shares of the Fund are not being offered and there are no such shares currently outstanding, no payments for the Investor Class shares of the Fund have been made under the Plan.

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Fund. The Custodian is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the name of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Appendix A

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Fund and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor places all orders for the purchase and sale of securities that are held in the Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. The Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadvisor where legally and contractually permissible.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisor employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Appendix A

Brokerage Commissions

Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund for brokerage commissions.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Fund or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell the Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager, the Subadvisor and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the Fund’s current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided that the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

Appendix A

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds I, AMG Funds II or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Fund and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Investor Class or Service Class shares or $25,000 for Institutional Class shares due to redemptions the shareholder makes, or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Appendix A

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Fund’s Prospectus, an investor may exchange shares of the Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Appendix A

Cost Basis Reporting

Upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Net Asset Value

Each class of shares computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of the Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities listed on a domestic securities exchange or traded in a U.S. OTC market (including ADRs and GDRs) are valued at the official closing price or last quoted sale price of the market where such security is primarily traded, or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask price (the “exchange mean price”). Equity securities primarily traded on an international securities exchange or in a non-U.S. OTC market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price or exchange mean price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. OTC market are valued at the last quoted sale price. The Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (i.e., without regard to invoking fair value based upon a change in an index exceeding a pre-determined level). Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean between the evaluated bid and ask prices furnished by independent pricing services. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Notwithstanding the foregoing, currencies, financial derivatives and IPOs will be valued in accordance with the Fund’s valuation procedures adopted from time to time. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Appendix A

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of the Fund’s shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Fund—in General

The Fund intends to elect to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and to be so treated, the Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)

invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s

Appendix A

total assets is invested in (x) the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of the Fund as a regulated investment company.

If the Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be

Appendix A

subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or a later date, if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any “net capital loss” attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of the Fund’s Investments

Certain Debt Securities; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the

Appendix A

date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by the Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium – see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. The Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID, or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would have in the absence of such transactions.

Securities Issued or Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price) – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortizable premium.

Appendix A

Junk Bonds. To the extent such investments are permissible, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If the Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. The Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives may also affect the amount, timing, and character of the Fund’s distributions. The character of the Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales, securities loan or similar transactions, and foreign securities. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Appendix A

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to the (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The tax treatment of certain contracts entered into by the Fund (including futures contracts, listed non-equity options written or purchased by the Fund on U.S. exchanges), will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by the Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Appendix A

Foreign Currency Transactions and Hedging. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment might accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, the Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Real Estate Investment Trusts. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Appendix A

Equity investments by the Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to the Fund’s shareholders. However, in certain circumstances, the Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investments in Other Investment Companies. The Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “investment company”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If the Fund receives dividends from an investment company, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company. If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company. (Qualified dividend income and the dividends-received deduction are described below.)

Mortgage-Related Securities. The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from certain pass-through entities such as REITs) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an

Appendix A

“excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below). In general, excess inclusion income that is allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Taxes. The Fund’s income from or on the proceeds of its investments in non-U.S. assets may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s return on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Fund’s assets to be invested within various countries is not known. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

Taxation of Certain Investments. As described above, certain of the Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of the Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Appendix A

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Taxable income that is retained by the Fund will be subject to tax at the Fund level at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest,

Appendix A

or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by the Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Fund to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by the Fund from PFICs and REITs will not qualify for the corporate dividends-received deduction. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces the shareholder’s tax basis in the Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term,

Appendix A

rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as the Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs (as described above) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Appendix A

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years beginning before January 1, 2015, a regulated investment company was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. A regulated investment company was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary might have withheld even if the regulated investment company reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015, and what the terms of any such extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends

Appendix A

unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund would be required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2015, the special “look-through” rule described above for distributions by a regulated investment company to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the regulated investment company and (ii) distributions received by the regulated investment company from a lower-tier regulated investment company that the regulated investment company was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain

Appendix A

will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gain Dividends it pays after December 31, 2016. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, the Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Fund.

Appendix A

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

The Fund is a series of a “Massachusetts business trust.” A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that no Trustee, officer, employee, agent or shareholder of the Fund is liable to any third persons in connection with the affairs of the Fund. Nothing in the Declaration of Trust shall protect any Trustee from any liability that arises from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. The Declaration of Trust also provides that all third persons shall look solely to the assets of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated and except with respect to any matter as to which a Trustee or officer, including a person who serves at the Trust’s request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”) shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, the Trust’s Declaration of Trust provides that a Covered Person is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Appendix A

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of shares of the Fund – the Institutional Class, Service Class, and Investor Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value) of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of the Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Appendix A

Statements contained in this SAI and the Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Fund’s Prospectus or this SAI, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Because the Fund commenced operations on or following the date of this SAI, there are no financial statements for the Fund.

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

APPENDIX A:

Description of Securities Ratings

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

A-2

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

A-3

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-4

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace

A-5

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

A-6

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

A-7

Appendix A to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. Government securities.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

A-8

Appendix B to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

APPENDIX B

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

May 2014

INTRODUCTION

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity. In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest. The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to the Glass Lewis & Co’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services. GW&K has engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;

(2)	Process and execute proxies in connection with securities held by GW&K’s clients;

(3)	Maintain appropriate records of proxy statements, research, and recommendations;

(4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

(5)	Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

(1)	annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2)	annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

(3)	provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

(4)	conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5)	annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

B-1

Appendix B to the Statement of Additional Information

of AMG GW&K Small Cap Growth Fund dated June 30, 2015

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K will provide the voting recommendation after a review of the measures involved. GW&K’s Chief Compliance Officer, in conjunction with appropriate GW&K investment professionals, must approve decisions made on such items prior to any votes being cast.

In rare instances when a GW&K client identifies a potential conflict of interest or otherwise requests specific consideration on a given proxy, GW&K will deviate from established guidelines for that client’s shares. GW&K’s Chief Compliance Officer will become involved in any other situation, though also expected to be rare, where GW&K takes voting discretion from the Proxy Agent.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

(2)	Proxy statements, research, recommendations, and records of each vote;

(3)	Client written requests for proxy voting information and applicable responses by GW&K.

B-2

PROXY PAPER™

GUIDELINES

2015 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

INTRODUCTION	1

No table of contents entries found.

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2015 UNITED STATES POLICY GUIDELINES

GOVERNANCE COMMITTEE PERFORMANCE

We have adopted a policy regarding instances where a board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause. In these instances, depending on the circumstances, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee.

BOARD RESPONSIVENESS TO MAJORITY-APPROVED SHAREHOLDER PROPOSALS

Glass Lewis will generally recommend that shareholders vote against all members of the governance committee during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board failed to respond adequately. Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. We have expanded this policy to specify that in determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly prescriptive procedural requirements for calling a special meeting).

VOTE RECOMMENDATIONS FOLLOWING IPO

We have increased our scrutiny of provisions adopted in a company’s charter or bylaws prior to an initial public offering (“IPO”). While Glass Lewis will generally refrain from issuing voting recommendations on the basis of most corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO, we will scrutinize certain provisions adopted in the company’s charter or bylaws prior to the IPO. Specifically, we will consider recommending to vote against all members of the board who served at the time of the adoption of an anti-takeover provision, such as a poison pill or classified board, if the provision is not put up for shareholder vote following the IPO. Additionally, consistent with our general approach to boards that adopt exclusive forum provisions or fee-shifting bylaws without shareholder approval, we will recommend that shareholders vote against the governance committee chair in the case of an exclusive forum provision, and against the entire governance committee in the case of a provision limiting the ability of shareholders to pursue full legal recourse (e.g., “fee-shifting” bylaws), if these provisions are not put up to shareholder vote following the IPO.

GLASS LEWIS STANDARDS FOR ASSESSING “MATERIAL” TRANSACTIONS WITH DIRECTORS

With regard to Glass Lewis’ $120,000 threshold for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm, where the company pays the firm, not the individual, for services, we have clarified that we may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We have added a discussion of our approach to analyzing one-off awards granted outside of existing incentive programs (see page 29). We have also provided clarification regarding our qualitative and quantitative approach to say-on-pay analysis.

EMPLOYEE STOCK PURCHASE PLANS

We have added a discussion of our approach to analyzing employee stock purchase plans (see page 35).

I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director - An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director - An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

1	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2	If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
3	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company, (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4	This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1 % of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: (i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, (ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.7

Inside Director - An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional

5	We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions. Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7

This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company Unless disclosure suggests otherwise, we presume the director is affiliated.

Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chairman (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chairman.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

8	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to tine concern is not resolved.
9	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.10 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chairman nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

10	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
11	Spencer Stuart Board Index, 2013, p. 5.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a dose examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

12	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors -form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

13	“Audit Committee Effectiveness - What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
14	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

15	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
16	Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

11.	The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).[20]

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

17	As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
18	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
19	Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007 “ May 2010).
20	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” Novembers, 2006.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance (e.g., a company receives an F grade in our pay- for-performance analysis) if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

21	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
22	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	The compensation committee chair if the company consistently has received deficient grades in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[23]

5.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

6.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

7.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

8.	The compensation committee chair if the compensation committee did not meet during the year.

9.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

10.	All members of the compensation committee when vesting of in-the-money options is accelerated.

11.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

12.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

13.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

14.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

15.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[24]

23	In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.
24	In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:25

1.	All members of the governance committee[26] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[27] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[28] when the chairman is not independent and an independent lead or presiding director has not been appointed.[29]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

25	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair Is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
26	If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
27	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
28	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair Is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
29	If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[30] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:31

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[32] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[33]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[34]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[35]

30	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
31	As discussed in the guidelines section labeled “Committee Chairman,” If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
32	As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee. In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.
33	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.
34	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.
35	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)36, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/ CEO, except in egregious cases.

OTHER CONSIDERATIONS

In addition to the three key characteristics - independence, performance, experience - that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.[39]

36	A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
37	Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39	Spencer Stuart Board Index, 2013, p. 6.

3.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

40	We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
41	Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.
42	The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “when you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board—such as chairman or presiding director—can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.	Adoption of an anti-takeover provision such as a poison pill or classified board: In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote within 12 months of the IPO; or (ii) did not provide a sound rationale for adopting the anti-takeover provision (such as a sunset for the pill of three years or less). In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five to ten year term immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the anti-takeover provision adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.	Adoption of an exclusive forum provision or fee-shifting bylaw: Consistent with our general approach to boards that adopt exclusive forum provisions or fee-shifting bylaws without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), we believe shareholders should hold members of the governance committee responsible. In cases where a board adopts an exclusive forum provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted. However given the even stronger impediment on shareholder legal recourse of a fee-shifting bylaw, in cases where a board adopts such a bylaw before the company’s IPO, we will recommend voting against the entire governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g., a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/ studies/indchair.pdf)

4.	Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.43 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”44 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”45

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.46 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.47 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support routine director evaluation, preferably performed independently by an external firm, and periodic board refreshment to foster the sharing of new perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of an independent board evaluation, instead of relying on arbitrary age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

43	Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
44	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
45	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract-1706806 (2010), p. 26.
46	Spencer Stuart Board Index, 2013, p 4.
47	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy.”

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2014, Glass Lewis tracked approximately 28 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.48

Investors are also increasingly supporting this measure. During the 2014 proxy season, shareholder proposals requesting that companies adopt a majority voting standard for director elections received, on average, 59% shareholder support (excluding abstentions and broker non-votes). Further, nearly half of these resolutions received majority shareholder support and a number of companies either recommended shareholders vote in favor of or did not make a recommendation for how shareholders should vote on these proposals.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

48	Spencer Stuart Board Index, 2013, p. 13.

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”49

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[50]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

49	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. Vlll:20, October 6, 2008.
50	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Additionally, we believe companies making supplemental awards should also describe if and how the regular compensation arrangements will be affected by these supplemental awards. In reviewing a company’s use of supplemental awards, Glass Lewis will review the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (¡ii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change- in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

51	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We use a quantitative model to estimate the cost of the plan by measuring the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature, and then compare this cost to ESPPs at similar companies. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for- performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

52	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions -We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations -We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case- by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

V.	Compensation, Environmental, Social and Governance Shareholder Initiatives Overview

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright 2015 Glass, Lewis & Co., LLC. All Rights Reserved.

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Appendix B

PRO FORMA FINANCIAL STATEMENTS OF AMG GW&K SMALL CAP GROWTH FUND

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the six month period ended December 31, 2015 is intended to present supplemental data as if the reorganization (the “Reorganization”) of ASTON Small Cap Fund (formerly ASTON/TAMRO Small Cap Fund), a series of Aston Funds (the “Target Fund”), into AMG GW&K Small Cap Growth Fund, a series of AMG Funds (the “Acquiring Fund”), had occurred as of the beginning of the period (unless otherwise noted).

Basis of Combination

On January 11, 2016, the Boards of Trustees of the Target Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Reorganization Shares”) and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Reorganization Shares indicated in Table 1 below. The total net asset value of the Acquiring Fund shares that a shareholder will receive in the Reorganization will be the same as the total net asset value of the shares of the Target Fund that such shareholder held immediately before the Reorganization, based upon the Acquiring Fund’s valuation procedures. All Reorganization Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by the Target Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund.

Table 1 – Reorganization Shares

Target Fund		Acquiring Fund
ASTON Small Cap Fund		AMG GW&K Small Cap Growth Fund
Class N	g	Investor Class
Class I	g	Service Class

Under the terms of the Plan of Reorganization, the Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization, current estimates of which are set forth in Table 4 below, will be borne by AMG Funds LLC (“AMGF”) and/or GW&K Investment Management, LLC (“GW&K”). The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 2 below.

Table 2 – Shareholder Report Dates

Fund	Annual Report
AMG GW&K Small Cap Growth Fund (Acquiring Fund)	12/31/15
ASTON Small Cap Fund (Target Fund)	10/31/15

Table 3 below presents, as of the date indicated, the net assets of each Fund.

Table 3 – Target Fund and Acquiring Fund Net Assets

Fund	Net Assets	As-Of Date
AMG GW&K Small Cap Growth Fund (Acquiring Fund)	$1,173,151	12/31/15
ASTON Small Cap Fund (Target Fund)	$172,553,897	12/31/15

Table 4 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 3 above of the Acquiring Fund assuming the Reorganization occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the Target Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period

Appendix B

ended on the date indicated in Table 2 above, assuming that the Reorganization is consummated. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Acquiring and Target Funds if the Reorganization and other contractual changes had occurred at the beginning of the six month period ended December 31, 2015, annualized.

The unaudited pro forma information set forth in Table 4 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on January 1, 2015. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 4 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Estimated Reorganization Costs	$0 *
Combined Fund Net Assets as of the Date Indicated in Table 3	$173,727,048

Increase (Decrease)
Management fees (2)	$(258,831)
Administration fees (2)	$336,591
Custodian fees (3)	$(16,505)
Professional fees (3)	$(18,301)
Registration fees (3)	$(39,138)
Reports to shareholders (3)	$(16,693)
Others (3)	$(70,619)
Waiver and/or reimbursement of fund expenses (4)	$(159,924)
Total net expenses	$(243,420)

*	All reorganization costs will be borne by AMGF and/or GW&K.
(1)	See “Fees and Expenses of the Reorganization” in the Proxy Statement/Prospectus for more information.
(2)	Management fees and administrative services fees reflect the fee rates of the Acquiring Fund for the six month period ended December 31, 2015, annualized.
(3)	Adjustment reflects the elimination of duplicative services for the six month period ended December 31, 2015, annualized.
(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by AMGF and its affiliates for the six month period ended December 31, 2015, annualized.

Management Fees

Aston Asset Management, LLC (“Aston”) serves as investment advisor to the Target Fund pursuant to an investment advisory agreement with Aston Funds. Aston receives a management fee at an annual rate of 0.90% based on the Target Fund’s average daily net assets, computed daily and payable monthly. Aston also serves as administrator to the Target Fund pursuant to an administrative services agreement with Aston Funds. Under the agreement, the Target Fund currently pays Aston a monthly base fee of $1,000 and 0.437% on the first $7.4 billion of average daily net assets (aggregate Aston Funds fund complex) and 0.412% on average daily net assets (aggregate Aston Funds fund complex) over $7.4 billion). GW&K currently serves as interim subadviser to the Target Fund.

AMGF serves as the investment manager and administrator to the Acquiring Fund and GW&K serves as the subadvisor of the Acquiring Fund. As compensation for the investment management services rendered and related expenses under the investment management agreement, the Acquiring Fund has agreed to pay AMGF an investment management fee, at an annual rate of 0.75%, which is computed daily as a percentage of the value of the average daily net assets of the Acquiring Fund and may be paid monthly.

AMG Distributors, Inc. (“AMGDI”), a wholly-owned subsidiary of Affiliated Managers Group, Inc., serves as distributor of the Acquiring Fund.

No significant accounting policies will change as the result of the proposed Reorganization.

The estimated costs of the Reorganization shown in Table 4 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. AMGF expects the amount of any such brokerage commissions to be immaterial.

Appendix B

Federal Income Taxes

Please see “U.S. Federal Income Tax Consequences” in the Proxy Statement/Prospectus for a discussion of the tax effects of the Reorganization.

FORM N-14

PART C. OTHER INFORMATION

To the Registration Statement of AMG Funds (the “Registrant” or the “Trust”)

Item 15. Indemnification.

Under Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Covered Person or by reason of his or her being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund. The Registrant will maintain a liability insurance policy or policies under which (i) the disinterested Trustees and/or (ii) the Registrant and its Trustees and officers will be named insureds.

Reference is made to the Distribution Agreement with AMG Distributors, Inc., and any amendments thereto, incorporated herein by reference to Exhibit 7(a), and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

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Item 16. Exhibits.

Exhibit No.	Description

1(a)	Amended and Restated Agreement and Declaration of Trust dated December 13, 2013. (xlvii)

1(b)	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust dated March 21, 2014. (l)

2	By-Laws of the Trust. (lxiii)

3	Not applicable.

4	Agreement and Plan of Reorganization between Aston Funds and AMG Funds is incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed herewith as Part A to this registration statement on Form N-14.

5	(i) Articles III and V, Sections 2, 4 and 5 of Article VIII, and Sections 1, 4, 5 and 8 of Article IX of the Amended and Restated Agreement and Declaration of Trust dated December 13, 2013, incorporated by reference herein as Exhibit 1(a); and (ii) Articles 10, 11, 12 and 13 of the By-Laws of the Trust, incorporated by reference herein as Exhibit 2.

6(a)	Investment Management Agreement between the Registrant and AMG Funds LLC (formerly Managers Investment Group LLC, which was formerly The Managers Funds LLC), dated as of October 19, 1999. (ii)

6(b)	Amendment No. 1 to the Investment Management Agreement between the Registrant and AMG Funds LLC, dated as of July 1, 2015. (lxii)

6(c)	Letter Agreement to Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Systematic Large Cap Value Fund (formerly Systematic Value Fund). (xxiv)

6(d)	Sub-Advisory Agreement between AMG Funds LLC and Systematic Financial Management, L.P. with respect to the AMG Systematic Large Cap Value Fund. (vii)

6(e)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Managers Essex Small/Micro Cap Growth Fund (formerly Essex Small/Micro Cap Growth Fund, which was formerly Burridge Small Cap Growth Fund). (ix)

6(f)	Sub-Advisory Agreement between AMG Funds LLC and Essex Investment Management Company, LLC with respect to AMG Managers Essex Small/Micro Cap Growth Fund. (xlvi)

6(g)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Small Cap Growth Fund (formerly TimesSquare Small Cap Growth Fund). (xlii)

6(h)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Mid Cap Growth Fund (formerly TimesSquare Mid Cap Growth Fund). (xlii)

6(i)	Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to each of AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund. (xi)

6(j)	Letter Agreement to Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Systematic Mid Cap Value Fund (formerly Systematic Mid Cap Value Fund). (xvii)

6(k)	Sub-Advisory Agreement between AMG Funds LLC and Systematic Financial Management, L.P. with respect to the AMG Systematic Mid Cap Value Fund. (xvii)

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6(l)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Managers Skyline Special Equities Fund (formerly Skyline Special Equities Portfolio) is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-146198 (filed September 20, 2007).

6(m)	Sub-Advisory Agreement between AMG Funds LLC and Skyline Asset Management, L.P. with respect to the AMG Managers Skyline Special Equities Fund dated January 23, 2009. (xxvi)

6(n)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC relating to the AMG GW&K Small Cap Core Fund (formerly GW&K Small Cap Equity Fund) and AMG GW&K Municipal Enhanced Yield Fund (formerly GW&K Municipal Enhanced Yield Fund) is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

6(o)	Form of Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC (formerly Gannett Welsh & Kotler, LLC) relating to the AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

6(p)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund (formerly GW&K Municipal Bond Fund) and the AMG Renaissance Large Cap Growth Fund (formerly Renaissance Large Cap Growth Fund). (xxviii)

6(q)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to the AMG GW&K Municipal Bond Fund. (xxviii)

6(r)	Form of Subadvisory Agreement between AMG Funds LLC and The Renaissance Group LLC with respect to the AMG Renaissance Large Cap Growth Fund. (xxviii)

6(s)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Global Equity Fund (formerly Trilogy Global Equity Fund), AMG Trilogy Emerging Markets Equity Fund (formerly Trilogy Emerging Markets Equity Fund) and AMG Trilogy International Small Cap Fund (formerly Trilogy Emerging Markets Equity Fund). (xxxi)

6(t)	Subadvisory Agreement between AMG Funds LLC and Trilogy Global Advisors, LP with respect to AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy International Small Cap Fund. (xxxi)

6(u)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund (formerly Yacktman Focused Fund) and AMG Yacktman Fund (formerly Yacktman Fund). (xxxvi)

6(v)	Form of Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxvi)

6(w)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare International Small Cap Fund (formerly TimesSquare International Small Cap Fund). (xlii)

6(x)	Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare International Small Cap Fund. (xlii)

6(y)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

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6(z)	Form of Subadvisory Agreement between AMG Funds LLC and SouthernSun Asset Management, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

6(aa)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance International Equity Fund. (li)

6(bb)	Subadvisory Agreement between AMG Funds LLC and The Renaissance Group LLC with respect to AMG Renaissance International Equity Fund. (li)

6(cc)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (liii)

6(dd)	Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Special Opportunities Fund. (liii)

6(ee)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (lvi)

6(ff)	Subadvisory Agreement between AMG Funds LLC and Chicago Equity Partners, LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (lvi)

6(gg)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Emerging Wealth Equity Fund. (lviii)

6(hh)	Form of Subadvisory Agreement between AMG Funds LLC and Trilogy Global Advisors, LP with respect to AMG Trilogy Emerging Wealth Equity Fund. (lviii)

6(ii)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small Cap Growth Fund. (lxi)

6(jj)	Form of Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small Cap Growth Fund. (lxi)

7(a)	Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant, on behalf of each of its series, dated September 17, 2015. (lxii)

8	Not applicable.

9(a)	Custodian Agreement between the Registrant and The Bank of New York, dated June 25, 2002. (xii)

9(b)	Foreign Custody Manager Agreement between the Registrant, on behalf of each of its series, and The Bank of New York. (xxxii)

9(c)	Interim Custody Agreement between the Registrant and U.S. Bank, N.A. with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

10(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1. (lvi)

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10(b)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to AMG Systematic Large Cap Value Fund, AMG Managers Essex Small/Micro Cap Growth Fund, AMG Systematic Mid Cap Value Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG Renaissance Large Cap Growth Fund, AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Special Opportunities Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund, AMG GW&K Small Cap Growth Fund, AMG Renaissance International Equity Fund, AMG Chicago Equity Partners Small Cap Value Fund and AMG Trilogy Emerging Wealth Equity Fund. (lvi)

11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered with respect to AMG GW&K Small Cap Growth Fund is filed herewith.

12	Opinion and Consent of Ropes & Gray LLP with respect to tax matters. (to be filed by amendment)

13(a)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Mid Cap Growth Fund. (lix)

13(b)	Administration Agreement between the Registrant and AMG Funds LLC with respect to each of AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund. (xi)

13(c)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Small Cap Growth Fund. (lix)

13(d)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc., which was formerly PFPC Inc.). (xiii)

13(e)	Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated, January 1, 2008. (xxii)

13(f)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Systematic Large Cap Value Fund. (lii)

13(g)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Systematic Mid Cap Value Fund. (lii)

13(h)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Essex Small/Micro Cap Growth Fund. (liv)

13(i)	Expense Limitation Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Skyline Special Equities Fund. (lix)

13(j)	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Skyline Special Equities Fund is incorporated by reference to an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, Registration Statement No. 333-146198 (filed October 23, 2007).

13(k)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Small Cap Core Fund. (lix)

13(l)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Enhanced Yield Fund. (lix)

5

13(m)	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

13(n)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund. (lix)

13(o)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG Renaissance Large Cap Growth Fund. (lix)

13(p)	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund and the AMG Renaissance Large Cap Growth Fund. (xxviii)

13(q)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Global Equity Fund. (lvii)

13(r)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Emerging Markets Equity Fund. (lvii)

13(s)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy International Small Cap Fund. (lvii)

13(t)	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxvi)

13(u)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to Service Class shares of AMG Yacktman Focused Fund. (lix)

13(v)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to Service Class shares of AMG Yacktman Fund. (lix)

13(w)	Interim Fund Accounting Agreement between the Registrant and U.S. Bancorp Fund Services, LLC with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

13(x)	Interim Transfer Agency Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

13(y)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare International Small Cap Fund. (lix)

13(z)	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

13(aa)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund. (xlvii)

13(bb)	i. Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun U.S. Equity Fund. (xlvii)

ii. Recoupment Agreement between the Registrant and SouthernSun Asset Management, LLC with respect to AMG SouthernSun U.S. Equity Fund. (xlix)

6

13(cc)	Interim Fund Services Agreement between the Registrant and Gemini Fund Services, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlix)

13(dd)	Interim Transfer Agency Services Agreement between the Registrant and Gemini Fund Services, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlix)

13(ee)	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance International Equity Fund. (li)

13(ff)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance International Equity Fund. (li)

13(gg)	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (liii)

13(hh)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (liii)

13(ii)	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (lvi)

13(jj)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (lvi)

13(kk)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Emerging Wealth Equity Fund. (lviii)

13(ll)	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small Cap Growth Fund. (lxi)

13(mm)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small Cap Growth Fund. (lxi)

14	Consent of Independent Registered Public Accounting Firm. (to be filed by amendment)

15	None.

16	Power of Attorney for the Trustees and Certain Officers of the Registrant is filed herewith.

17(a)	Annual Report of Aston Funds dated October 31, 2015 is filed herewith.

17(b)	Form of Proxy Card is filed herewith.

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

(ii)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

(iii)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

(iv)	Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 20, 2001).

7

(v)	Filed as an exhibit to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 5, 2001).

(vi)	Intentionally omitted.

(vii)	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 17, 2002).

(viii)	Filed as an exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 30, 2002), under the same exhibit number.

(ix)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-095219 (filed April 11, 2002).

(x)	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 31, 2003).

(xi)	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

(xii)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 23, 2004).

(xiii)	Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

(xiv)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 29, 2005).

(xv)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

(xvi)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2006).

(xvii)	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2006).

(xviii)	Filed as an exhibit to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2007).

(xix)	Intentionally omitted.

(xx)	Filed as an exhibit to Post Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2007).

8

(xxi)	Filed as an exhibit to Post Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 21, 2007).

(xxii)	Filed as an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2008).

(xxiii)	Filed as an exhibit to Post Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2008).

(xxiv)	Filed as an exhibit to Post Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 26, 2008).

(xxv)	Filed as an exhibit to Post Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 29, 2008).

(xxvi)	Filed as an exhibit to Post Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2009).

(xxvii)	Filed as an exhibit to Post Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed May 28, 2009).

(xxviii)	Filed as an exhibit to Post Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 2, 2009).

(xxix)	Filed as an exhibit to Post Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed July 24, 2009).

(xxx)	Filed as an exhibit to Post Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2010).

(xxxi)	Filed as an exhibit to Post Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2011).

(xxxii)	Filed as an exhibit to Post Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2011).

(xxxiii)	Filed as an exhibit to Post Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 29, 2011).

(xxxiv)	Filed as an exhibit to Post Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2011).

(xxxv)	Filed as an exhibit to Post Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2012).

(xxxvi)	Filed as an exhibit to Post Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 18, 2012).

(xxxvii)	Filed as an exhibit to Post Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 27, 2012).

(xxxviii)	Filed as an exhibit to Post Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2012).

9

(xxxix)	Filed as an exhibit to Post Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2012).

(xl)	Filed as an exhibit to Post Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 1, 2012).

(xli)	Filed as an exhibit to Post Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 30, 2012).

(xlii)	Filed as an exhibit to Post Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 31, 2012).

(xliii)	Filed as an exhibit to Post Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2013).

(xliv)	Filed as an exhibit to Post Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 26, 2013).

(xlv)	Filed as an exhibit to Post Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2013).

(xlvi)	Filed as an exhibit to Post Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 27, 2013).

(xlvii)	Filed as an exhibit to Post Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 19, 2013).

(xlviii)	Filed as an exhibit to Post Effective Amendment No. 110 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2014).

(xlix)	Filed as an exhibit to Post Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 31, 2014).

(l)	Filed as an exhibit to Post Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 28, 2014).

(li)	Filed as an exhibit to Post Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 13, 2014).

(lii)	Filed as an exhibit to Post Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2014).

(liii)	Filed as an exhibit to Post Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 30, 2014).

(liv)	Filed as an exhibit to Post Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 29, 2014).

10

(lv)	Filed as an exhibit to Post Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 30, 2014).

(lvi)	Filed as an exhibit to Post Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 30, 2014).

(lvii)	Filed as an exhibit to Post Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 27, 2015).

(lviii)	Filed as an exhibit to Post Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 13, 2015).

(lix)	Filed as an exhibit to Post Effective Amendment No. 143 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2015).

(lx)	Filed as an exhibit to Post Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 26, 2015).

(lxi)	Filed as an exhibit to Post Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 30, 2015).

(lxii)	Filed as an exhibit to Post Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2015).

(lxiii)	Filed as an exhibit to Post Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 28, 2015).

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this registration statement no later than a reasonable time after the closing of the transactions.

11

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Greenwich, and State of Connecticut, on the 16th day of February, 2016.

AMG FUNDS

By:	/s/ Donald S. Rumery
Treasurer, Chief Financial Officer, and Principal Financial Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Bruce B. Bingham* Bruce B. Bingham	Trustee	February 16, 2016

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	February 16, 2016

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	February 16, 2016

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	February 16, 2016

/s/ Kurt A. Keilhacker* Kurt A. Keilhacker	Trustee	February 16, 2016

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	February 16, 2016

/s/ Richard F. Powers III* Richard F. Powers III	Trustee	February 16, 2016

/s/ Eric Rakowski* Eric Rakowski	Trustee	February 16, 2016

/s/ Victoria L. Sassine* Victoria L. Sassine	Trustee	February 16, 2016

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	February 16, 2016

/s/ Jeffrey T. Cerutti Jeffrey T. Cerutti	President and Principal Executive Officer (Principal Executive Officer)	February 16, 2016

12

/s/ Donald S. Rumery Donald S. Rumery	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	February 16, 2016

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Power of Attorney (filed herewith)
Date: February 16, 2016

13

EXHIBIT INDEX

Exhibit No.	Description

11	Opinion and Consent of Ropes & Gray LLP.

16	Power of Attorney.

17(a)	Annual Report of Aston Funds dated October 31, 2015.

17(b)	Form of Proxy Card.

14